                                                                   Exhibit 10(s)

                         CREDIT AND INVESTMENT AGREEMENT



                            Dated as of July 30, 1997


                                      Among


                            SCIENTIFIC-ATLANTA, INC.,


                         WACHOVIA CAPITAL MARKETS, INC.,


                              WACHOVIA BANK, N.A.,
                                  as Agent, and


                         THE LENDERS SIGNATORIES HERETO

                                TABLE OF CONTENTS


                                    ARTICLE I

                     Defined Terms and Accounting Matters.................    2
Section 1.01  Terms Defined Above.........................................    2
              -------------------
Section 1.02  Certain Defined Terms.......................................    2
              ---------------------
Section 1.03  Accounting Terms and Determinations.........................    2
              -----------------------------------

                                   ARTICLE II

                                  Commitments.............................    3
Section 2.01  Loans; LI Fundings..........................................    3
              ------------------
Section 2.02  Fundings....................................................    4
              --------
Section 2.03  Changes of Commitments......................................    5
              ----------------------
Section 2.04  Fees........................................................    5
              ----
Section 2.05  Notes.......................................................    6
              -----
Section 2.06  Several Obligations.........................................    6
              -------------------
Section 2.07  Applicable Funding Offices..................................    7
              --------------------------
Section 2.09  Extension of Notes and Lessor Investment....................    7
              ----------------------------------------
Section 2.10  Application of Credit Agreement
              -------------------------------
              Provisions Prior to Syndication Effective Date..............    7
              ----------------------------------------------

                                   ARTICLE III

            Payment of Loans; Payment of Interest and Other Amounts.......    8
Section 3.01  Repayment of the Notes and the Lessor Investment............    8
              ------------------------------------------------
Section 3.02  Prepayments.................................................    9
              -----------
Section 3.03  Interest on Notes; LI Yield; Overdue Amounts................   10
              --------------------------------------------
Section 3.04  Payments by Lessor..........................................   11
              ------------------
Section 3.05  Applications of Payments and Proceeds.......................   11
              -------------------------------------

                                   ARTICLE IV

                         Payments; Computations; Etc. ....................   13
Section 4.01  Payments....................................................   13
              --------
Section 4.02  Pro Rata Treatment..........................................   14
              ------------------
Section 4.03  Computations................................................   14
              ------------
Section 4.04  Non-receipt of Funds by the Agent...........................   15
              ---------------------------------
Section 4.05  Sharing of Payments.........................................   15
              -------------------
Section 4.06  Taxes.......................................................   16
              -----

                                    ARTICLE V

                        Yield Protection and Illegality...................   18
Section 5.01  Basis for Determining Interest Rate Inadequate or Unfair....   19
              --------------------------------------------------------
Section 5.02  Illegality..................................................   20
              ----------

Section 5.03  Increased Cost and Reduced Return...........................   21
              ---------------------------------
Section 5.04  Base Rate Substituted for Adjusted LIBO Rate................   23
              --------------------------------------------
Section 5.05  Compensation................................................   24
              ------------
Section 5.06  Payments and Computations...................................   24
              -------------------------
Section 5.06  Transfer to Owner Trust.....................................   24
              -----------------------

                                   ARTICLE VI

                             Conditions Precedent.........................   25
Section 6.01  Conditions Precedent to Effectiveness of this Agreement.....   25
              -------------------------------------------------------
Section 6.02  Initial and Subsequent Loans and LI Fundings................   26
              --------------------------------------------
Section 6.03  Conditions Precedent to Syndication Effective Date..........   29
              --------------------------------------------------

                                   ARTICLE VII

                        Representations and Warranties....................   31
Section 7.01  Company Representations and Warranties......................   31
              --------------------------------------
Section 7.02  Representations and Warranties of Lessor....................   38
              ----------------------------------------

                                  ARTICLE VIII

                                   Covenants..............................   40
Section 8.01  Information.................................................   40
              -----------
Section 8.02  Maintenance and Inspection of Property, Books and Records...   41
              ---------------------------------------------------------
Section 8.03  Related Contracts...........................................   42
              -----------------
Section 8.04  Consolidations, Mergers and Sales of Assets.................   42
              -------------------------------------------
Section 8.05  Maintenance of Existence; Conduct of Business...............   43
              ---------------------------------------------
Section 8.06  Dissolution.................................................   43
              -----------
Section 8.07  Use of Proceeds.............................................   43
              ---------------
Section 8.08  Compliance with Laws; Payment of Taxes......................   44
              --------------------------------------
Section 8.09  Insurance...................................................   44
              ---------
Section 8.10  Maintenance of Property.....................................   45
              -----------------------
Section 8.11  Environmental Notices.......................................   45
              ---------------------
Section 8.12  Environmental Matters.......................................   45
              ---------------------
Section 8.13  Environmental Release.......................................   45
              ---------------------
Section 8.14  Transactions with Affiliates................................   46
              ----------------------------
Section 8.15  Agreement to Pledge, Etc....................................   46
              ------------------------
Section 8.16  Further Assurances..........................................   46
              ------------------
Section 8.17  Use of Proceeds; Etc........................................   47
              --------------------
Section 8.18  Maintenance; Etc............................................   47
              ----------------
Section 8.19  Encroachments...............................................   47
              -------------
Section 8.20  Liens, Etc..................................................   47
              ----------
Section 8.21  Use of Facility.............................................   47
              ---------------
Section 8.22  Covenants of Lessor.........................................   48
              -------------------
Section 8.23  Financial Covenants.........................................   48
              -------------------

Section 8.24   Debt........................................................   48
               ----
Section 8.25   Investments: Acquisitions...................................   49
               -------------------------
Section 8.26   Dividends and Other Restricted Payments.....................   51
               ---------------------------------------
Section 8.27   Hedging Obligations.........................................   51
               -------------------

                                   ARTICLE IX

                               Events of Default...........................   51
Section 9.01   Events of Default...........................................   51
               -----------------


Section 9.02   Remedies....................................................   54
               --------

                                    ARTICLE X

                                   The Agent...............................   55
Section 10.01  Appointment, Powers and Immunities..........................   55
               ----------------------------------
Section 10.02  Reliance by Agent...........................................   56
               -----------------
Section 10.03  Defaults....................................................   56
               --------
Section 10.04  Rights as a Lender..........................................   57
               ------------------
Section 10.05  Indemnification.............................................   57
               ---------------
Section 10.06  Non-Reliance on Agent and other Lenders.....................   57
               ---------------------------------------
Section 10.07  Failure to Act..............................................   58
               --------------
Section 10.08  Resignation or Removal of Agent.............................   58
               -------------------------------

                                   ARTICLE XI

                                 Miscellaneous.............................   58
Section 11.01  Amendments, Etc.............................................   58
               ----------------
Section 11.02  Notices.....................................................   60
               -------
Section 11.03  Payment of Expenses, Indemnities, etc.......................   60
               -------------------------------------
Section 11.04  No Waiver; Remedies.........................................   66
               -------------------
Section 11.05  Right of Set-Off............................................   66
               ----------------
Section 11.06  Assignments and Participations..............................   66
               ------------------------------
Section 11.07  Invalidity..................................................   70
               ----------
Section 11.08  Entire Agreement............................................   70
               ----------------
Section 11.09  References..................................................   70
               ----------
Section 11.10  Successors; Survivals.......................................   71
               ---------------------
Section 11.11  Captions....................................................   71
               --------
Section 11.12  Counterparts................................................   71
               ------------
Section 11.13  Confidentiality.............................................   71
               ---------------
Section 11.14  GOVERNING LAW; SUBMISSION TO JURISDICTION...................   72
               -----------------------------------------
Section 11.15  Interest....................................................   72
               --------
Section 11.16  Characterization............................................   74
               ----------------
Section 11.17  Compliance..................................................   75
               ----------
Section 11.18  Facility....................................................   75
               --------
Section 11.19  The Lessor..................................................   76
               ----------
Section 11.20  Lenders.....................................................   76
               -------

                                    EXHIBITS
                                    --------


Exhibit A - Legal Description of Site
Exhibit B - Form of Tranche A Note
Exhibit C - Form of Tranche B Note
Exhibit D - Form of Assignment and Acceptance Agreement
Exhibit E - Form of Compliance Certificate
Exhibit F - Form of legal opinion of counsel to the Company
Exhibit G - Form of confidentiality agreement
Exhibit H - Form of Lessor Mortgage
Exhibit I - Form of Guaranty



                                    SCHEDULES
                                    ---------


Schedule 1.02            -       Defined Terms
Schedule 1.02(a)         -       Requirements for Completion
Schedule 1.02(b)         -       Pricing Schedule
Schedule 7.01(e)         -       Litigation

               CREDIT AND INVESTMENT AGREEMENT (as the same may be amended, modified or supplemented from time to time, this "Agreement") dated as of July
                                                  ---------
30, 1997 among SCIENTIFIC-ATLANTA, INC., a Georgia corporation (the "Company"),
                                                                     -------
WACHOVIA CAPITAL MARKETS, INC., a Georgia corporation (the "Lessor"); each of the Lenders that is a party hereto or becomes a party hereto as provided in
Section 11.06 (individually, together with its successors and assigns, a "Lender," and collectively, together with their successors and assigns, the
 ------
"Lenders"); and WACHOVIA BANK, N.A., a national banking association (in its
 -------
individual capacity, "Wachovia"), as agent for the Lenders (in such capacity,
                      --------
together with its successors in such capacity, the "Agent").
                                                    -----
                                    RECITALS
                                    --------

         WHEREAS, the Lessor has acquired, as of the date hereof, pursuant to the Ground Lease, a ground lease of certain real property located in Gwinnett County, Georgia, described in greater detail on Exhibit A (the "Site"), and
                                                                ----
intends to construct on the Site two (2) buildings to be used for commercial office space and light assemblage facilities, and a parking deck and related enhancements and improvements; and

         WHEREAS, the Lessor has subleased the Site, and leased such buildings and other enhancements and improvements thereon, after completion, to the Company pursuant to the Lease; and

         WHEREAS, the Company, acting as the Lessor's Acquisition/Construction Agent under the Agency Agreement, will, on behalf of the Lessor, complete the construction and installation of such buildings and all such enhancements and improvements on the Site and provide operations, maintenance and management support; and

         WHEREAS, (i) in order to finance the acquisition of the Lessor's leasehold estate in the Site, and the construction of such buildings and related enhancements and improvements on the Site for the ultimate use and benefit of the Company in accordance with the Lease prior to the Syndication Effective Date, the Lessor has agreed to fund its Investment Commitment up to $38,000,000 of the Facility Cost, and the Company and the Lessor have agreed to execute and deliver this Agreement, and (ii) upon and after the Syndication Effective Date, the Lessor will retain a Lessor Investment of up to $1,140,000 and the Company will have obtained from the Lenders certain loans for the benefit of the Lessor to refinance the excess of such Lessor Investment in an aggregate principal amount of up to $36,860,000;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                      Defined Terms and Accounting Matters

               Section 1.01 Terms Defined Above. As used in this Agreement, the
                            -------------------
terms defined in the preamble and recitals above shall have the meanings indicated above.

               Section 1.02 Certain Defined Terms. As used herein, all
                            ---------------------
capitalized terms used but not otherwise defined herein shall have the meaning specified for such terms set forth in Schedule 1.02. As used in this Agreement
                                      -------------
and in any certificate delivered pursuant hereto, "knowledge" and "becomes aware" or words of similar meaning shall mean, with respect to the Company or any Subsidiary, that a Principal Officer (i) has knowledge of such matters, or
(ii) from all the facts and circumstances actually known to him at the time in question he has reason to know such matters exist.

               Section 1.03 Accounting Terms and Determinations. Unless
                            -----------------------------------
otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Company's independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Company and its Consolidated Subsidiaries delivered to the Lessor, the Agent and the Lenders unless with respect to any such change concurred in by the Company's independent public accountants or required by GAAP, in determining compliance with any of the provisions of this Agreement or any of the other Operative Documents: (a) the Company shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (b) the Required Lenders shall so object in writing within thirty (30) days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 8.01 hereof, shall mean the financial statements referred to in Section 7.01(d).

                                   ARTICLE II

                                   Commitments

               Section 2.01 Loans; LI Fundings.
                            ------------------

               (a) Loans. Upon and after the Syndication Effective Date, (i)
                   -----
each Tranche A Lender severally agrees, on the terms and conditions of this Agreement, to make Tranche A Loans to the Lessor during the period from and including the later of (y) the Syndication Effective Date or (z) the date that such Tranche A Lender becomes a party to this Agreement as provided in Section 11.06(b), up to and including the Completion Date, in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of such Tranche A Lender's Loan Percentage Share of the Aggregate Tranche A Loan Commitments; provided, however, that the aggregate principal amount of all
             --------  -------
Tranche A Loans by all Tranche A Lenders under this Section 2.01(a) at any one time outstanding shall not exceed the lesser of (y) eighty-five percent (85%) of the Facility Cost as incurred or invoiced or (z) the Aggregate Tranche A Loan Commitments. On the Syndication Effective Date, without request by the Company or the Lessor, Tranche A Loans shall be advanced by the Lenders as Borrowings by the Lessor hereunder in the amount of 85% of the Facility Cost incurred through the Syndication Effective Date. Tranche A Loans shall be guaranteed by the Company pursuant to the Guaranty and secured by the Collateral but shall be non-recourse as to the Lessor.

               (ii) Upon and after the Syndication Effective Date, (i) each Tranche B Lender severally agrees, on the terms and conditions of this Agreement, to make Tranche B Loans to the Lessor during the period from and including the later of (y) the Syndication Effective Date or (z) the date that such Tranche B Lender becomes a party to this Agreement as provided in Section 11.06(b), up to and including the Completion Date, in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of such Tranche B Lender's Loan Percentage Share of the Aggregate Tranche B Loan Commitments; provided, however, that the aggregate principal amount of all
             --------  -------
Tranche B Loans by all Tranche B Lenders under this Section 2.01(a) at any one time outstanding shall not exceed the lesser of (y) twelve percent (12%) of the Facility Cost as incurred or invoiced or (z) the Aggregate Tranche B Loan Commitments. On the Syndication Effective Date, without request by the Company or the Lessor, Tranche B Loans shall be advanced by the Lenders as Borrowings by the Lessor hereunder in the amount of 12% of the Facility Cost incurred through the Syndication Effective Date. Tranche B Loans shall be guaranteed by the Company pursuant to the Guaranty and secured by the Collateral but shall be non-recourse as to the Lessor.

               (b) LI Investments. The Lessor agrees, on the terms and
                   --------------
conditions of this Agreement, to make LI Fundings consisting of equity investments in the Facility with respect thereto on the Funding Date, up to and including the Completion Date, in an aggregate amount equal to the Lessor Investment Commitment.

               (c) Limitations on Loans and Lessor Investments. The aggregate
                   -------------------------------------------
amount of all Lessor Investments shall not exceed the Lessor Investment Commitment and the aggregate amount of all Tranche A Loans and Tranche B Loans shall not exceed the amount of the Aggregate Tranche A Loan Commitments and Aggregate Tranche B Loan Commitments, respectively, or the Aggregate Loan Commitments. Loans repaid may not be reborrowed. Lessor Investments repaid may not be readvanced. All Loans and Lessor Investments shall be (i) made in such a manner so as to satisfy the Required Percentage Composition, and (ii) utilized only for items of Facility Cost, which utilization shall be evidenced or certified to the Lessor's and each Lender's reasonable satisfaction simultaneously with and as a condition to each Loan and Lessor Investments as provided herein.

               (d) Capitalized Interest, etc. After the Syndication Effective
                   -------------------------
Date but prior to the Completion Date, all interest, commitment fees and other amounts (other than Accrued Construction Period LI Yield) payable under this Agreement shall be paid by the Borrowing of Loans and the application of the proceeds of LI Fundings. The Company, as Acquisition/Construction Agent for the Lessor, shall give Advance Notice in connection with any Loan made to pay such amounts or the amount of LI Fundings to be applied thereto. Notwithstanding the foregoing, the aggregate amount of all Loans and LI Fundings shall not exceed the Facility Cost.

               Section 2.02 Fundings.
                            --------

               (a) The Company, as Acquisition/Construction Agent for the Lessor, from time to time as the Company may determine in accordance with this Agreement and the Agency Agreement, shall give the Agent (which shall promptly notify the Lenders and the Lessor) Advance Notice (which may be telephonic if confirmed promptly in writing) of each requested funding of a Loan and/or a Lessor Investment, which notice shall be irrevocable and effective only upon receipt by the Agent, and shall specify the aggregate amount and the date of the Loans and/or Lessor Investments to be funded. The Advance Notice given shall request Lessor Investments in such amount as is necessary to cause the Required Percentage Composition to be satisfied on such date. Once given, an Advance Notice may be revoked only upon payment of any amounts due to the Lenders under section 5.05. Not later than 1:00 p.m., Atlanta, Georgia time, on the date specified for each funding hereunder, each Lender shall make available the amount of the Loan and/or Lessor Investment to be made by it on such date at an account which the Agent shall specify, in immediately available funds, for the account of the Lessor. The amounts so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Company as

Acquisition/Construction Agent for the Lessor by depositing the same, in immediately available funds, in an account of the Company designated by the Lessor and maintained with the Agent at its Principal Office, not later than 4:30 p.m. on the date of requested Borrowing. There shall be no more than two Borrowings of Loans per calendar month.

               (b) All Borrowings shall be made in amounts of at least $500,000 or in integral multiples of $100,000 in excess thereof, or the remaining balance of the aggregate Commitments, if less.

               Section 2.03 Changes of Commitments. The Company, as
                            ----------------------
Acquisition/Construction Agent for the Lessor, shall have the right to terminate or to reduce the amount of, or, prior to utilization thereof, terminate, the aggregate Commitments, at any time or from time to time upon not less than three
(3) Business Days' prior written notice to the Agent (which shall promptly notify the Lenders and the Lessor) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction (which shall not be less than $1,000,000 or any multiple of $500,000 in excess thereof) and shall be irrevocable and effective only upon receipt by the Agent. Any request for a reduction in the amount of the Commitments shall be pro rata among the Aggregate Loan Commitments and the Lessor Investment Commitment so that, at all times 3% of the Commitments will be comprised of the Lessor Investment Commitment and 97% of the Commitments will be comprised of the Aggregate Loan Commitments. The Commitments once terminated or reduced may not be reinstated. In no event shall the aggregate Commitments be reduced below the aggregate outstanding principal amount of the Loans and Lessor Investments. The Company may elect to repay, pro rata, the Lessor Investment sufficient to maintain the Required Percentage Composition and/or to give effect to any proposed reduction of the Commitments.

               Section 2.04 Fees.
                            ----

               (a) The Company shall pay or cause to be paid to the Lessor and each Lender a commitment fee (the "Commitment Fee") on the daily average amount of the unused portion of the Lessor's and such Lender's Commitment, for the period from and including the later of (i) with respect to the Lessor, the Closing Date, (ii) with respect to each Lender, the Syndication Effective Date or (iii) the date such Lender becomes a party to this Agreement as provided in
Section 11.06(b), up to and including the earlier of the date the unused aggregate Commitments are terminated by the Company, as agent for the Lessor, or the Completion Date, at a rate per annum equal to the Commitment Fee Rate determined by reference to the Pricing Schedule. Accrued commitment fees shall accrue from the Closing Date through the end of the Construction Period, all such accrued Commitment Fees to be paid by the proceeds of Tranche A Loans and Tranche B Loans on the First Quarterly Date after the Construction Period and thereafter be payable on each Quarterly Date and on the earlier of the date the Aggregate Loan Commitments are terminated or the Completion Date.

               (b) The Company shall pay, or cause to be paid, (i) prior to the Syndication Effective Date, from the Company's own funds to the Lessor for the Lessor's account, and (ii) from the proceeds of Loans or application of Lessor Investments on and after the Closing Date to the Agent for the Agent's account, the fees payable to the Agent specified in the engagement letter dated June 6, 1997 between the Agent and the Company. The Company and the Agent hereby agree that the Lessor shall be a third party beneficiary of the terms of such engagement letter with respect thereto.

               Section 2.05 Notes.
                            -----

               (a) The Tranche A Loans made by each Tranche A Lender under
Section 2.01(a) shall be evidenced by a single promissory note executed by the Lessor in substantially the form of Exhibit B (individually a "Tranche A Note"
                                                               --------------
and collectively the "Tranche A Notes"), dated as of the date such Tranche A
                      ---------------
Lender becomes a party to this Agreement, payable to the order of such Tranche A Lender in a principal amount equal to the maximum amount of its Tranche A Loan Commitment as originally in effect and otherwise duly completed. The date and amount of each Tranche A Loan made by each Tranche A Lender, and all payments made on account of the principal thereof, shall be recorded by such Tranche A Lender on its books and, prior to any transfer of the Tranche A Note, on the schedules attached to its Tranche A Note or any continuation thereof.

               (b) The Tranche B Loans made by each Tranche B Lender under
Section 2.01(a) shall be evidenced by a single promissory note executed by the Lessor, in substantially the form of Exhibit C (individually a "Tranche B Note"
                                                                --------------
and collectively the "Tranche B Notes"), dated as of the date such Tranche B
                      ---------------
Lender becomes a party to this Agreement, payable to the order of such Tranche B Lender in a principal amount equal to the maximum amount of its Tranche B Loan Commitment as originally in effect and otherwise duly completed. The date and amount of each Tranche B Loan made by each Tranche B Lender, and all payments made on account of the principal thereof, shall be recorded by such Tranche B Lender on its books and, prior to any transfer of the Tranche B Note, on the schedules attached to its Tranche B Note or any continuation thereof.

               Section 2.06 Several Obligations. The failure of any Lender to
                            -------------------
make any Loan or of the Lessor to make any LI Funding to be made by it on the date specified therefor shall not relieve any other Lender or the Lessor of its obligation to make its Loan or LI Funding on such date, but neither any Lender nor the Lessor shall be responsible for the failure of any other Lender or the Lessor to make a Loan or LI Funding to be made by such other Lender or the Lessor.

     Section 2.07 Applicable Funding Offices. The Loans made by each Lender and
                  --------------------------
the Lessor Investments made by the Lessor shall be made and maintained at such Lender's or the Lessor's Applicable Funding Office therefor.

     Section 2.08 Acquisition and Construction of Facility, Etc. The Lessor,
                  ---------------------------------------------
acting solely by and through the Company as its Acquisition/Construction Agent under the Agency Agreement and subject to the availability of funds under this Agreement, shall, on the terms and conditions set forth in the Operative Documents, acquire the Facility as described herein, cause to be constructed the improvements thereon, and sublease the Facility to the Lessee pursuant to the Lease. The Company shall enter into and perform its obligations under the Agency Agreement, the Lease and the other Operative Documents, all in accordance with the terms thereof.

     Section 2.09 Extension of Notes and Lessor Investment. On any day that is
                  ----------------------------------------
not less than six (6) months and not more than twelve (12) months prior to the then current Maturity Date, the Company, as Acquisition/Construction Agent for the Lessor, may request in writing to the Agent (which shall promptly notify the Lenders and the Lessor) that the then current Maturity Date be extended (i) initially for a period up to five (5) years, and (ii) thereafter, for two (2) additional, individually-elected five (5) year extensions, but in no event shall any such extension extend beyond the Scheduled Lease Termination Date (as such date may be extended in accordance with Section 2(b) of the Lease). Any such extension shall require (i) the unanimous written consent of each Lender and the Agent, each acting in its sole and absolute discretion, and (ii) the agreement of the Lessor, acting in its sole and absolute discretion, to extend the term of the Lease in accordance with Section 2(b) thereof for an equivalent period. In the event such an extension is requested and the requirements set forth in the immediately preceding sentence are met, such extension shall be effective upon the execution of documentation evidencing the same and containing such additional terms as the Company, the Agent each Lender and the Lessor, each acting in its sole discretion, may agree. If any Lender, the Agent or the Lessor shall fail to respond to the Company's written request for extension within sixty (60) days of receipt, such failure to respond shall be deemed a denial of such request for extension.

     Section 2.10 Application of Credit Agreement Provisions Prior to
                  ---------------------------------------------------
Syndication Effective Date. (a) The Agent, the Company and the Lessor, by
--------------------------
entering into this Agreement, have agreed that at any time after the Closing Date, the Agent may, but shall not be obligated to do so, form a syndicate of lenders acceptable to the Agent, the Lessor and the Company, who may become Lenders party to this Agreement at such time in order to finance and/or refinance the acquisition of the Lessor's leasehold estate in the Site, and the construction of such buildings and related enhancements and improvements on the Site and the Facility for the ultimate use and benefit of the Company in accordance with the Lease.

     (b) Solely for the period from the Closing Date through but not including the Syndication Effective Date, the Company agrees that all representations, warranties, covenants, agreements, obligations, duties, and other liabilities of the Company made for the benefit and in favor of, running to, or owed to the Agent or any of the Lenders hereunder shall inure to the benefit of the Lessor. Accordingly, any duplicative reference to the Lessor and any of the Lenders shall be disregarded during such period. Without limiting the foregoing, prior to the Syndication Effective Date, (i) all rights, remedies and powers hereunder of the Agent and the Lenders with respect to the Loans and Commitments shall be exercisable by the Lessor with respect to the Lessor's Investment Commitment and LI Fundings, (ii) all consents, approvals, waivers, amendments, or other agreements which may be requested or required of the Agent or the Lenders hereunder shall apply to the Lessor and may be effected by the Lessor, (iii) all payments to the Agent or any of the Lenders hereunder shall be payable to the order of the Lessor; and (iv) the Lessor shall assume all obligations of the Agent and the Lenders hereunder.

     (c) With respect to certain capitalized terms used herein, the Agent, the Company and the Lessor hereby agree that prior to the Syndication Effective Date, notwithstanding anything to contrary set forth herein (i) the Lessor's Investment Commitment shall equal the lesser of $38,000,000 or the Facility Cost; and (ii) accordingly, 97% of all LI Fundings made under the Lessor's Investment Commitment shall be allocated with the same percentages and priorities as if the same had been made as Tranche A Loans and Tranche B Loans (including, without limitation, with respect to allocations of payments and proceeds and for calculating the Purchase Price, Termination Value, and the Final Rent Payment under the Lease).


                                  ARTICLE III

            Payment of Loans; Payment of Interest and Other Amounts

         Section 3.01 Repayment of the Notes and the Lessor Investment.
                      ------------------------------------------------

         (a) The Company, as Acquisition/Construction Agent for the
Lessor, will pay or cause to be paid to the Agent for the account of the Agent and the Lenders and to the Lessor the unpaid principal balance of the Loans, all accrued interest, LI Yield, (including Accrued Construction Period LI Yield), fees and other amounts owing under this Agreement, in full on the Maturity Date.

         (b) If, on or before the Maturity Date, the Company (or any of its Affiliates) shall exercise the option to purchase the Facility in its entirety, then the purchase price for the Facility shall be equal to the Purchase Price and the proceeds of such sale, when received by the Lessor, or the Agent for the account of the Lessor under the Lease, shall be applied by the Lessor or the Agent, as applicable, in the order specified in
Section 3.05(a). If, on the Maturity Date, no Event of Default, Loss Event, or Casualty Occurrence (which has not otherwise been repaired or restored as required by the terms of the Lease) shall have occurred and, with respect to an Event of Default, be continuing, and the Company (or any of its Affiliates) shall elect to pay the Final Rent Payment or Completion Costs Payment, as applicable, and not to purchase the Facility, and shall pay the Final Rent Payment or the Completion Costs Payment, as applicable, all amounts received by the Lessor, or the Agent for the amount of the Lessor, pursuant to or in connection with the Lease, this Agreement or any other Operative Document or as proceeds of the disposition of the Facility shall be applied by the Lessor or the Agent, as applicable, to pay the unpaid principal balance of the Loans and LI Fundings, all accrued interest, LI Yield (including Accrued Construction Period LI Yield), fees and other amounts owing under this Agreement in the order specified in Section 3.05(b).

     Section 3.02 Prepayments. (a) The Company, as Acquisition/Construction
                  -----------
Agent for the Lessor, may, upon at least two (2) Business Days' notice to the Agent which specifies the proposed date and aggregate principal amount of the Basic Rent to be prepaid, and if such notice is given the Company, as Acquisition/Construction Agent for the Lessor, shall, as specified in such notice, prepay Basic Rent in such amount, such prepayment, when received by the Lessor, or the Agent for the account of the Lessor, shall be applied to prepay, the outstanding principal amounts of the Loans comprising the same Borrowing in whole or ratably in part, and/or LI Fundings, together with accrued interest and LI Yield to the date of such prepayment on the amount prepaid; provided,
                                                               --------
however, that (i) each partial prepayment shall be in an aggregate principal
-------
amount not less than $500,000 or an integral multiple of $250,000 in excess thereof, and (ii) in the event of any such prepayment of any Loan and/or LI Fundings, on any day other than the last day of the Interest Period for such Loan and/or LI Fundings, the Company, as agent for the Lessor, shall be obligated to reimburse the Lenders and shall reimburse the Lessor in respect thereof pursuant to, and to the extent required by, Section 5.05. Any prepayment pursuant to this Section 3.02 shall be allocated among the Loans and/or LI Fundings to achieve or maintain the Required Percentage Composition; or if, after giving effect to such prepayment, it is not possible to achieve or maintain such ratio, then such prepayment will be allocated among the Loans and/or LI Fundings in the manner which most closely approximates, but does not violate, the Required Percentage Composition. In no event shall any prepayment be allowed which results in the Required Percentage Composition being violated.

     (b) On each date on which the Aggregate Loan Commitments and/or the Lessor's Investment Commitment are reduced pursuant to Section 2.03, the Company, as Acquisition/Construc- tion Agent for the Lessor, shall repay or prepay such principal amount of the outstanding Loans (together with interest accrued thereon and/or LI Fundings (together with LI Yield accrued thereon), as may be necessary so that after such payment the aggregate unpaid principal amount of the Loans and LI Fundings does not exceed the aggregate Commitments as then reduced.

     Section 3.03 Interest on Notes; LI Yield; Overdue Amounts.
                  --------------------------------------------

     (a) The Lessor, and the Company, as the Acquisition/Construction Agent for the Lessor, have requested that interest and LI Yield accruing during the Construction Period be capitalized, and the Lenders have agreed thereto. Therefore, all interest and LI Yield accruing on the outstanding principal amount of the Loans and LI Fundings on each day during the Construction Period shall be capitalized (i) at the end of each Interest Period ending during the Construction Period and (ii) on the last day of the Construction Period (LI Yield accrued during the Construction Period as aforesaid, capitalized based on quarterly compounding at the implicit LI Yield rate, is "Construction Period LI Yield", and Construction Period LI Yield, together with yield on Construction Term LI Yield accruing during the Lease Term, determined as aforesaid, is collectively, "Accrued Construction Period LI Yield". The Company, as Acquisition/Construction Agent for the Lessor, will pay or cause to be paid to the Agent for the account of each Lender interest on the unpaid principal amount of its Loans for each day during the period commencing on the date of such Loan to but excluding the date such Loan shall be paid in full, for each Interest Period relating thereto, at a rate per annum equal to the Adjusted LIBO Rate for such Loan plus the Applicable Margin for such Loan, but in no event to exceed the Highest Lawful Rate. The Company will pay or cause to be paid to the Lessor LI Yield on the unpaid amount of such Lessor Investment for each day during the period from and including the date of the initial LI Funding comprising such Lessor Investment to but excluding the date such Lessor Investment shall be repaid or redeemed in full, for each LI Yield Period relating thereto, at a rate per annum equal to the Adjusted LIBO Rate for such LI Yield Period plus the Applicable Margin for such Lessor Investment, but in no event to exceed the Highest Lawful Rate.

     (b) Notwithstanding the foregoing, the Company, as Acquisition/Construction Agent for the Lessor, shall pay or cause to be paid to the Agent for the account of each Lender and the Lessor interest at the applicable Default Rate on any principal of any Loan, interest, Accrued Construction Period LI Yield, LI Funding, LI Yield, fees or other amounts owing by the Lessor with respect to Loans and by the Company with respect to LI Fundings under this Agreement or any other Operative Document which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period commencing on the due date thereof until the same is paid in full, in each case to the maximum extent permitted by applicable law. The Company shall pay to the Lessor, or to the Agent for the account of each Lender, as applicable, interest at the Default Rate on any amounts owing by the Company under this Agreement or any other Operative Document which shall not be paid in full when due (whether at stated due date, on acceleration or otherwise), for the period commencing on the due date thereof until the same is paid in full, in each case to the maximum extent permitted by applicable law.

     (c) Accrued interest on each Loan together with accrued LI Yield (other than Accrued Construction Period LI Yield) shall be payable on the last day of each Interest Period, therefor and on the Maturity Date, except as set forth in paragraph (a) above. Construction Period LI Yield shall be payable on the Maturity Date. Interest and LI Yield payable at the Default Rate shall be payable from time to time on demand.

     (d) Promptly after the determination of the rate of any interest or LI Yield provided for herein or any change therein, the Agent shall notify the Lenders to which such interest is payable, the Lessor and the Company of such determination or change.

     Section 3.04 Payments by Lessor. All moneys received by the Lessor, or by
                  ------------------
the Agent for the account of the Lessor, pursuant hereto or pursuant to the Lease including, but not limited to, payments of Basic Rent, Interim Special Rent, Supplemental Rent, the Termination Value or the Final Rent Payment or the Completion Costs Payment, as applicable, except for amounts allocable to fees and expenses of the Lessor pursuant to the Operative Documents and amounts comprising Supplemental Rent payable to third Persons, if any, shall be paid to the Lessor, the Agent and the Lenders in accordance with, and to pay amounts owing pursuant to, the terms of this Agreement, including without limitation
Section 4.01 and, if applicable, Section 3.05.

     Section 3.05 Applications of Payments and Proceeds.
                  -------------------------------------

     (a) Upon the occurrence of a Cancellation Event, a Termination Event, or a Non-Completion Event (and the Company elects pursuant to Section 15(a) or (b) of the Lease to exercise its option to purchase the Facility for the Purchase Price or elects pursuant to Section 15(b)(ii)(B) of the Lease to pay the Termination Value), or if the Company otherwise elects to acquire the Facility for the Purchase Price, the Purchase Price or the Termination Value, as the case may be, and all other monies received by the Lessor or the Agent pursuant to or in connection with the Lease, this Agreement or any other Operative Document, including, without limitation, the proceeds of any insurance or condemnation awards received as a result of any Casualty

Occurrence or Loss Event, shall be applied to prepay the Loans and LI Fundings:

           (1) first, to pay or reimburse all Supplemental Rent and other
               -----
     costs and expenses, including, without limitation, those in connection with Indemnified Risks, increased costs, or Taxes, then due and owing to the Agent, the Lessor, the Lenders under the other Operative Documents, pro rata to each such Person (collectively, the "Other Transaction Expenses");
                                                  --------------------------

           (2) second, to pay all accrued, unpaid interest and fees on the
               ------
     Notes, pro rata, to the Lenders;

           (3) third, to pay the outstanding principal balance of the Tranche A
               -----
     Loans, pro rata, to the Tranche A Lenders;

           (4) fourth, to pay the outstanding principal balance of the Tranche B
               ------
     Loans, pro rata, to the Tranche B Lenders;

           (5) fifth, to pay all accrued, unpaid LI Yield, including, without
               -----
     limitation, all Accrued Construction Period LI Yield, to the Lessor; and

           (6) sixth, to pay the unrecovered Lessor Investments to Lessor.
               -----

Any monies remaining after payment in full of the foregoing amounts and all other amounts owing by the Company from time to time under the Operative Documents shall be paid to the Lessor for distribution to the Company in accordance with the terms of the Lease.

           (b) If (i) a Termination Event or a Non-Completion Event has occurred, (ii) a Cancellation Event does not exist and (iii) the Company has not elected to purchase the Facility for the Purchase Price and has paid the Final Rent Payment or the Completion Costs Payment, as applicable, pursuant to Section 15(a) of the Lease, then the Final Rent Payment or the Completion Costs Payment, as applicable, shall be applied as follows:

           (1) first, to pay or reimburse all Other Transaction Expenses;
               -----

           (2) second, to pay all accrued, unpaid interest and fees on the
               ------
     Loans, pro rata, to the Lenders;

           (3) third, to pay the outstanding principal balance of the Tranche A
               -----
     Loans, pro rata, to the Tranche A Lenders; and

          (4)  fourth, to pay all accrued, unpaid LI Yield, including, without
               ------
     limitation, all Accrued Construction Period LI Yield, and fees to the Lessor.

In such circumstances, all other monies received by the Lessor or the Agent pursuant to or in connection with the Lease, this Agreement or any other Operative Document or as proceeds of disposition of the Facility shall be applied as follows:

          (1) first, to pay the outstanding principal balance of the Tranche B
              -----
     Notes, pro rata, to the Tranche B Lenders; and

          (3) second, to reimburse the Lessor for Support Expenses incurred by
              ------
     it under the Agency Agreement; and

          (4) third, to pay the unrecovered Lessor Investments to the Lessor.
              -----

Any monies remaining after payment in full of the foregoing amounts and all other amounts owing by the Company from time to time under the Operative Documents shall be paid to the Lessor for distribution to the Company in accordance with the terms of the Lease.


                                  ARTICLE IV

                         Payments; Computations; Etc.

          Section 4.01   Payments.  The Company, as Acquisition/Construction
                         --------
Agent for the Lessor (or, in the case of the principal amount of the Tranche B Loans and LI Fundings (in the circumstances described in Section 3.05(b) and if the Company shall have paid the Final Rent Payment or the Completion Costs Payment, as applicable), the Lessor), shall make each payment under this Agreement, the Notes, whether the amount so paid is owing to any or all of the Lenders or to the Agent, not later than 12:00 noon, Atlanta, Georgia time, without setoff, counterclaim, or any other deduction whatsoever, on the day when due in Dollars to the Agent at its address at 191 Peachtree Street, N. E., Atlanta, Georgia, 30303, Attention: Vice President, Southeast Corporate Division, Reference: Scientific Atlanta, or at such other location designated by notice to the Company from the Agent, in same day funds. The Agent will promptly thereafter cause to be distributed to the Lenders like funds relating to the payment of principal or interest ratably the Company will pay to the Lessor the principal amount of LI Fundings on LI Yield (other than amounts payable pursuant to Section 4.06 or 11.03 or Article V) according to the respective amounts of such principal, interest or LI Yield then due and owing to the Lenders or Lessor, respectively, and like funds relating to the payment of any other amount payable to any Lender to such Lender or to Lessor, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 11.06(d), from and after the effective date specified in such Assignment and Acceptance, the Agent shall make all payments under this Agreement or the Notes in respect of the interest assigned thereby to the assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves. Any payments and prepayments received hereunder, other than after the occurrence and during the continuation of a Loss Event, Casualty Occurrence, Event of Default, Cancellation Event or Termination Event, shall be applied in accordance with the purpose for which such payment or prepayment is made. All payments by the Company under any Operative Document shall be made in the manner specified in this Article IV.

          Section 4.02   Pro Rata Treatment.  Except to the extent otherwise
                         ------------------
provided herein: (a) each Tranche A Loan and Tranche B Loan from the Lenders under Section 2.01 shall be made from the Lenders, each payment of commitment fees with respect to unfunded Tranche A Loan Commitments and Tranche B Loan Commitments under Section 2.04(a) shall be made to the account of the Lenders, and each termination or reduction of the Aggregate Loan Commitments under
Section 2.03 shall be applied to the Tranche A Loan Commitment and Tranche B Loan Commitment of each Lender, pro rata according to the amount of the Lenders' respective Tranche A Loan Commitments and Tranche B Loan Commitments; (b) each payment of Tranche A Loans and of Tranche B Loans, respectively, by or for the account of the Lessor shall be made to the account of the Tranche A Lenders and Tranche B Lenders, respectively, pro rata in accordance with the respective unpaid principal amount of the Tranche A Notes and Tranche B Notes held by such Lenders; and (c) each payment of interest in respect of Tranche A Loans and of Tranche B Loans, respectively, by or for the account of the Lessor shall be made to the account of the Tranche A Lenders and Tranche B Lenders, respectively, pro rata in accordance with the amounts of interest due and payable to the Tranche A Lenders and Tranche B Lenders, respectively.

          Section 4.03   Computations.  All computations of interest and LI
                         ------------
Yield shall be made by the Agent, and computations of interest and LI Yield pursuant to Section 5.01 shall be made by each Lender with respect to its own Loans and the Lessor with respect to LI Fundings on the basis of a year of 360 days (or, in the case of computations based on the Prime Rate, 365/366 days), in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or LI Yield is payable. Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time in such case shall be included in the computation of payment of interest or LI Yield; provided, however, that if such extension would
                                 --------  -------
cause payment of interest or LI Yield on or principal of any Loan or LI Funding to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

          Section 4.04   Non-receipt of Funds by the Agent.  Unless the Agent
                         ---------------------------------
shall have received notice from the Lessor or the Company, as Acquisition/Construction Agent for the Lessor, prior to the date on which any payment is due to the Lenders hereunder that the Company will not make such payment in full, the Agent may assume that the Lessor or the Company, as Acquisition/Construction Agent for the Lessor, has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, but shall not be obligated to, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Lessor or the Company, as Acquisition/Construction Agent for the Lessor, shall not have so made such payment in full to the Agent, each Lender shall repay to the Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent, at a rate equal to (i) until the Business Day after the Business Day on which such demand is made, the Federal Funds Rate for such day and (ii) thereafter 50 basis points above the Federal Funds Rate for such day.

          Section 4.05   Sharing of Payments.  If any Lender shall obtain any
                         -------------------
payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loans made by it (other than pursuant to Section 4.06 or 11.03 or Article V) in excess of its ratable share of payments then due and owing to it in accordance with the payment orders specified in Section 3.05 or Section 4.02 on account of the Loans obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders participations in such Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them (or, if necessary, to cause such purchasing Lender to assume the payment priority specified in Section 3.05), provided, however, that if all or any portion of
                            --------  -------
such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and each Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (a) the amount of such Lender's required repayment to (b) the total amount so recovered from the purchasing Lender) of any interest, or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Company and the Lessor agree that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including any right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of Lessor and the Company in the amount of such participation.

          Section 4.06   Taxes.
                         -----

          (a) Any and all payments of principal, Lessor Investment interest, LI Yield and all other amounts to be paid by the Company, for its own account or as Acquisition/Construction Agent for the Lessor hereunder or under the Notes or any other Operative Document to each Indemnified Party shall be made, in accordance with Section 4.01, without deduction for, and free from, any tax, imposts, levies, duties, deductions, or withholdings of any nature now or at any time hereafter imposed by any Governmental Authority or by any taxing authority thereof or therein excluding in the case of each Lender and the Lessor, taxes imposed on or measured by the net income of any Lender or the Lessor, and franchise taxes imposed on such Lender or the Lessor, by the jurisdiction under the laws of which such Lender or the Lessor is organized or any political subdivision thereof, and taxes imposed on or measured by such Lender's or the Lessor's income, and franchise taxes imposed on such Lender or the Lessor, by the jurisdiction of such Lender's or the Lessor's Applicable Funding Office or any political subdivision thereof (all such non-excluded taxes, imposts, levies, duties, deductions or withholdings of any nature being "Taxes"). In the event
                                                        -----
that the Company, as Acquisition/Construction Agent for the Lessor or for itself, is required by applicable law to make any such withholding or deduction of Taxes with respect to any Loan, Lessor Investment, or other amount, the Company, as Acquisition/Construction Agent for the Lessor or for itself, shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to any Lender, the Lessor or other Person in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment and shall pay to such Lender or other Person additional amounts as may be necessary in order that the amount received by such Lender or other Person after the required deduction or withholding shall equal the amount such Lender would have received had no such deduction or withholding been made. If no withholding or deduction of Taxes are payable in respect to any Loan, LI Funding, interest, LI Yield, or fee relating thereto, or any other amount payable under any Operative Document, the Company, for its own account or as Acquisition/Construction Agent for the Lessor, shall furnish to the Agent and each Lender, at its request, a certificate from each applicable taxing authority or an opinion of counsel acceptable to the Agent or such Lender, in either case stating that such payments are exempt from or not subject to withholding or deduction of Taxes. If the Company, as Acquisition/Construction Agent for the Lessor, fails to provide such original or certified copy of a receipt evidencing payment of Taxes or certificate(s) or opinions of counsel as to exemption as aforesaid, the Company, as Acquisition/Construction Agent for the Lessor, hereby agrees to compensate the Agent or such Lender, as the case may be, for, and indemnify them with respect to, the tax consequences of the failure of the Company, as Acquisition/Construction Agent for the Lessor, to provide evidence of tax payments or tax exemption.

          (b) Each Lender that is not chartered and organized under the laws of the United States of America or a state thereof (each a "Non-U.S. Domestic
                                                         -----------------
Lender"), prior to becoming a Lender hereunder, has filed all appropriate forms
------
and taken other appropriate action to obtain a certificate or other appropriate document from the appropriate governmental authority in the jurisdiction imposing the relevant taxes, establishing that it is entitled to receive payments of principal, and interest under or in respect of this Agreement and the Notes without deduction and free from withholding of any Taxes imposed by such jurisdiction and has provided a copy of such forms to the Agent, the Lessor and the Company. Without limiting the foregoing, each Non-U.S. Domestic Lender agrees to deliver to the Lessor or the Company, as Acquisition/Construction Agent for the Lessor, promptly upon any reasonable request therefor from time to time after becoming a Lender hereunder, such additional forms, documents and other information as may be required by applicable law from time to time to establish that payment to such Non-U.S. Domestic Lender hereunder or under the Notes, or the Guaranty are exempt from Taxes. Without limiting the generality of the foregoing, each Non-U.S. Domestic Lender agrees, on the date of its execution of this Agreement (or, in the case of an Eligible Assignee, on the date on which such Eligible Assignee becomes a party to this Agreement), to deliver in duplicate to the Lessor, or the Company, as Acquisition/Construction Agent for the Lessor, accurate and duly completed and executed Internal Revenue Service Form 4224 or 1001 (as applicable), together with Internal Revenue Service Forms W-8 or W-9, as appropriate, establishing that such Non-U.S. Domestic Lender is entitled to a complete exemption from all Taxes imposed by the federal government of the United States by way of withholding, including without limitation, all backup withholding ("U.S. Withholding Taxes").
                                             ----------------------
Thereafter, from time to time (i) upon any change by a Non-U.S. Domestic Lender of its Applicable Funding Office, (ii) before or promptly after any event occurs (including, without limitation, the passing of time) requiring a change in or update of the most recent Form 4224 or 1001 previously delivered by such Lender, or (iii) upon the reasonable request of the Lessor, or the Company, as Acquisition/Construction Agent for the Lessor, such Non-U.S. Domestic Lender shall deliver in duplicate to the Lessor, or the Company, as Acquisition/Construction Agent for the Lessor, accurate and duly completed and executed Form 4224 or 1001 (as applicable) (together with Forms W-8 or W-9, as aforesaid) in replacement of the forms previously delivered by such Non-U.S. Domestic Lender, establishing that such Non-U.S. Domestic Lender is entitled to an exemption in whole or in part from all U.S. Withholding Taxes except to the extent that a change in law has rendered all such forms inapplicable to such Non-U.S. Domestic Lender.

          (c) If the Internal Revenue Service or any other taxation authority in the United States or in any other jurisdiction successfully asserts a claim that such Non-U.S. Domestic Lender, the Lessor or the Company, as Acquisition/ Construction Agent for the Lessor, did not properly withhold tax from amounts paid to or for the account of any Non-U.S. Domestic Lender or its participant (because the appropriate form was not properly executed, or because such Non-U.S. Domestic Lender failed to notify the Lessor or the Company, as Acquisition/Con struction Agent for the Lessor, of a change in circumstances which rendered the exemption from (or reduction in) U.S. Withholding Taxes ineffective), such Lender shall indemnify the Lessor, or the Company, as Acquisition/Construction Agent for the Lessor, as applicable, fully for all amounts paid, directly or indirectly, by the Lessor or the Company, as Acquisition/Construction Agent for the Lessor, as applicable, as tax or otherwise, including, without limitation, penalties and interest.

          (d) In the event any Lender or the Lessor receives a refund from the Governmental Authority to which such Taxes were paid of any Taxes paid by the Company, for itself or as Acquisition/Construction Agent for the Lessor, pursuant to this Section 4.06, it will pay to the Company, for itself or as Acquisition/Construction Agent for the Lessor, the amount of such refund promptly upon receipt thereof; provided, however, if at any time thereafter it
                               --------  -------
is required to return such refund, the Company, for itself or as Acquisition/Construction Agent for the Lessor, shall promptly repay to it the amount of such refund.

          (e) Nothing in this Section shall require any Lender or the Lessor to disclose any information about its tax affairs or interfere with, limit or abridge the right of any Lender or the Lessor to arrange its tax affairs in any manner in which it desires.

          (f) Without prejudice to the survival of any other agreement of the Lessor and the Company hereunder, the agreements and obligations of the Lessor, the Company, and the Lenders contained in this Section 4.06 shall be applicable with respect to any Lender, Eligible Assignee or other transferee, and any calculations required by such provisions (i) shall be made based upon the circumstances of such Lender, Eligible Assignee or other transferee (subject to Section 11.06(j)), and (ii) constitute a continuing agreement and shall survive for a period of three (3) years after the termination of this Agreement and the payment in full or cancellation of the Commitments, and the Notes.


                                   ARTICLE V

                        Yield Protection and Illegality

          Section 5.01  Basis for Determining Interest Rate Inadequate or
                        -------------------------------------------------
Unfair.  The Agent shall give prompt notice to the Lessor, the Company and the
------
Lenders of the applicable interest rate or LI Yield determined by the Agent for purposes of Sections 3.03(a) and (b). If on or prior to the first day of any Interest Period:

          (a) the Agent determines that deposits in Dollars (in the applicable amounts), are not being offered in the relevant market for such Interest Period or LI Yield Period, or

          (b) the Required Lenders or the Lessor, respectively, determine and give notice to the Agent that the rates or yield determined on the basis of the LIBO Rate for any Interest Period for Loans or any LI Yield Period for LI Fundings will not adequately and fairly reflect the cost to either the Required Lenders or the Lessor, respectively, of making, funding or maintaining their respective Loans or LI Fundings for such Interest Period or LI Yield Period, the Agent shall forthwith so notify the Lessor, the Company and the Lenders, whereupon,

          (i) in the case of such notice from the Required Lenders or the Lessor, each such Loan or LI Funding will automatically, on the last day of the then existing Interest Period accrue interest at a rate based upon the Base Rate plus the Applicable Margin as set forth in the Pricing Schedule.

          (ii) the obligation of the Required Lenders or Lessor to make Loans or LI Fundings at the Adjusted LIBO Rate shall be suspended until the Agent shall notify the Lessor, the Company and the Lenders that the circumstances causing such suspension no longer exist, and

          (iii) unless the Lessor, or the Company, for itself or as Acquisition/Construction Agent for the Lessor, notifies the Agent at least two (2) Business Days before the date of any Borrowing or Lessor Investment for which Advance Notice has previously been given that it elects not to effect a Borrowing or Lessor Investment on such date, such Borrowing or Lessor Investment shall instead be made at a rate of interest, or LI Yield, as applicable, based upon the Base Rate plus the Applicable Margin as set forth in the Pricing Schedule. Upon the written request of the Lessor or the Company, for itself or as Acquisition/Construction Agent for the Lessor, the Agent shall negotiate with the Lessor or the Company, as Acquisition/Construction Agent for the Lessor, and the relevant Lenders for a reasonable period of time, as determined in the Agent's discretion, to develop a substitute interest rate basis hereunder; provided, however, (x)
                                                         --------
     the Agent, the Lenders, the Lessor and the Company make no representation, warranty or covenant that any such agreement will be made, and (y) any relevant Loans or LI Fundings shall continue to have interest or yield accrue thereon at the Base Rate during the continuance of any such negotiations and thereafter should no alternate interest rate be agreed to by the necessary parties.

          Section 5.02   Illegality.  If, after the date hereof, the adoption of
                         ----------
any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (any such agency being referred to as a "Banking
                                                                -------
Authority" and any such event being referred to as a "Change of Law"), or
---------                                             -------------
compliance by any Lender or the Lessor (or their Applicable Funding Office) with any request or directive (whether or not having the force of law) of any Banking Authority shall make it unlawful or impossible for any Lender or the Lessor (or their Applicable Funding Office) to make, maintain or fund its Loans or LI Fundings and such Lender or the Lessor shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Lenders and to the Lessor and the Company, whereupon until such Lender notifies the Agent, the other Lenders, the Lessor and the Company that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender to make or maintain Loans based upon the Adjusted LIBO Rate shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Lender or the Lessor shall designate a different Applicable Funding Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Lender or the Lessor, be otherwise disadvantageous to such Lender or the Lessor. If such Lender or the Lessor shall determine that it may not lawfully continue to maintain and fund any of its outstanding Loans to maturity and shall so specify in such notice, the Lessor or the Company, for itself or as Acquisition/Construction Agent for the Lessor, shall immediately prepay in full the then outstanding principal amount of each Loan of such Lender or redeem such LI Funding to the Lessor, together with accrued interest or LI Yield thereon. Concurrently with prepaying each such Loan, the Company, as Acquisition/Construction Agent for the Lessor shall borrow as a Loan, provided that no Default or Event of Default
                               --------
shall then exist, but without any requirement for the satisfaction of any of the other conditions precedent set forth herein, in an equal principal amount from such Lender at a rate based upon the Base Rate plus the Applicable Margin, if any, as set forth in the Pricing Schedule, and each Lender agrees to make such a Loan on the foregoing terms. If the Lessor shall determine that it may not lawfully continue to maintain and fund its Lessor Investment to the end of the Lease Term based on the Adjusted LIBO Rate and shall so specify in such notice, the Company shall immediately redeem in full the then outstanding amount of such Lessor Investment. Concurrently with, and as a condition to, redemption of such Lessor Investment, the Lessor shall make a new Lessor Investment in the same amount as the amount so redeemed, without any requirement for the satisfaction of any of the conditions precedent set forth herein, and LI Yield thereon shall be computed based upon the Base Rate plus the Applicable Margin, as set forth in the Pricing Schedule. At any time within ninety (90) days after the giving of a notice by any Lender pursuant to this Section 5.02, so long as no Event of Default shall be in existence, the Company, as Acquisition/Construction Agent for the Lessor, may require by written notice to that Lender that (a) it assign its pro rata share of the Commitment to another Lender or to a bank or other financial institution selected by the Company, as Acquisition/Construction Agent for the Lessor, and reasonably acceptable to the Agent, which is willing to accept such assignment or (b) it surrender its pro rata share of the Commitment and terminate its rights and obligations as a Lender hereunder, concurrently with a reduction by the Company, as Acquisition/Construction Agent of the Lessor, of the Commitment by an amount equal to the pro rata share of the Commitment held by that Lender.

          Section 5.03   Increased Cost and Reduced Return.  (a) If after the
                         ---------------------------------
date hereof, a Change of Law or compliance by any Lender, the Lessor (or their Applicable Funding Office) with any request or directive (whether or not having the force of law) of any Banking Authority:

          (i) shall subject any Lender, the Lessor (or their Applicable Funding Office) to any tax, duty or other charge on its Loans, LI Fundings, its Notes, or its obligation to make Loans or LI Fundings or shall change the basis of taxation of payments to any Lender, the Lessor (or their Applicable Funding Office) of the principal amount of or interest on its Loans, the amount of Lessor Investments or LI Yield thereon, or any other amounts due under this Agreement or any other Operative Document in respect of its Loans or LI Fundings (except for changes in the rate of tax on the overall net income or gross receipts of such Lender, the Lessor, or their Applicable Funding Office imposed by the jurisdiction in which such Lender's or Lessor's principal executive office or Applicable Funding Office is located); or

          (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System (but excluding any such requirement included in an applicable Euro-Dollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Lender, the Lessor (or their Applicable Funding Office); or

          (iii) shall impose on any Lender, the Lessor (or their Applicable Funding Office) or on the United States market or the London interbank market any other condition affecting its Loans, LI Fundings, Notes, or obligation to make or maintain Loans or LI Fundings;

and the result of any of the foregoing is to increase the cost to such Lender, the Lessor (or their Applicable Funding Office) of making or maintaining any Loan, LI Funding or to reduce the amount of any sum received or receivable by such Lender, the Lessor (or their Applicable Funding Office) under this Agreement or under its relevant Notes or any other Operative Document with respect thereto, by an amount deemed by such Lender or the Lessor to be material, then, within fifteen (15) days after demand by such Lender or the Lessor (with a copy to the Agent), the Company, for itself and as Acquisition/Construction Agent for the Lessor, shall pay to such Lender or the Lessor such additional amount or amounts as will compensate such Lender or the Lessor for such increased cost or reduction; provided, however, that no such
                                             --------  -------
amount may be claimed by any Lender or Lessor which is attributable to periods prior to the date which is sixty (60) days preceding the date on which the officer of the Lender or Lessor having primary responsibility for asset liability management shall have obtained knowledge of such Change of Law or request or directive. At any time within ninety (90) days after payment by the Company, for itself and as Acquisition/Con struction Agent for the Lessor, of any material amount to any Lender or Lessor pursuant to paragraph (a) or (b) of this Section, so long as no Event of Default shall be in existence, the Company, for itself and as Acquisition/Construction Agent for the Lessor, may require by written notice to that Lender or the Lessor, respectively, that (i) it assign its pro rata share of the Commitment to another Lender or Lessor or to a bank or other financial institution selected by the Company, as Acquisition/ Construction Agent for the Lessor, and reasonably acceptable to the Agent which is willing to accept such assignment or (ii) it surrender its pro rata share of the Commitment and terminate its rights and obligations as a Lender hereunder, concurrently with a reduction by the Company, as Acquisition/Construction Agent of the Lessor, of the Commitment by an amount equal to the pro rata share of the Commitment held by that Lender or the Lessor.

          (b) If any Lender or the Lessor shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or official administration thereof, or compliance by any Lender or the Lessor (or their Applicable Funding Office) or any Person controlling such Lender or the Lessor with any request or directive regarding capital adequacy (whether or not having the force of law) of any Banking Authority, has or would have the effect of reducing the rate of return on such Lender's or the Lessor's or such controlling Person's capital as a consequence of its obligations hereunder to a level below that which such Lender or the Lessor or such controlling Person could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such controlling Person's policies with respect to capital adequacy) by an amount deemed by such Lender or the Lessor or such controlling Person to be material, then from time to time, within 15 days after demand by such Lender or the Lessor or such controlling Person, the Company, as Acquisition/Construction Agent for the Lessor, shall pay to such Lender or the Lessor such additional amount or amounts as will compensate such Lender or the Lessor or such controlling Person for such reduction, subject to the proviso at the end of Section 5.03(a).

          (c) Each Lender will promptly notify the Lessor, the Company and the Agent, and the Lessor will promptly notify the Company and the Agent of any event of which its officer, respectively, having primary responsibility for asset liability management has knowledge, which occurs or is expected to occur after the date hereof, which will entitle such Lender or the Lessor to compensation pursuant to and subject to the limitations contained in this Section and will designate a different Applicable Funding Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of such Lender or the Lessor, be otherwise materially disadvantageous to such Lender or the Lessor. A certificate of any Lender or the Lessor claiming compensation under this Section and setting forth in reasonable detail the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Lender or the Lessor may use any reasonable averaging and attribution methods. Nothing in this Section shall require any Lender or the Lessor to disclose any information about its tax affairs or interfere with, limit or abridge the right of any Lender or the Lessor to arrange its tax affairs in any manner it desires, subject to Section 11.16(b).

          (d) The provisions of this Section 5.03 shall (i) be applicable with respect to any Lender or the Lessor, assignee or other transferee, and any calculations required by such provisions shall be made based upon the circumstances of such Lender or the Lessor, assignee or other transferee and
(ii) constitute a continuing agreement and shall survive for a period of one year after the termination of this Agreement and the payment or redemption in full or cancellation of the Notes or the Lessor Investments.

          Section 5.04   Base Rate Substituted for Adjusted LIBO Rate.  If (i)
                         --------------------------------------------
the obligation of any Lender to make or maintain Loans or of the Lessor to make LI Fundings has been suspended pursuant to Section 5.02 or (ii) any Lender or the Lessor has demanded compensation under Section 5.03, and the Company, as Acquisition/Construction Agent for the Lessor, shall, by at least five (5) Business Days' prior notice to the Lessor or to such Lender through the Agent, have elected that the provisions of this Section shall apply to such Lender or the Lessor, then, unless and until such Lender or the Lessor notifies the Company, as Acquisition/Construction Agent for the Lessor, that the circumstances giving rise to such suspension or demand for compensation no longer apply:

          (a) all Loans or LI Fundings that would otherwise be made or maintained by such Lender or the Lessor based upon the Adjusted LIBO Rate shall be made or, from the beginning of the next Interest Period be maintained instead based upon the Base Rate, plus the Applicable Margin (if any) (in all cases interest, and principal or other amounts payable on such Loans shall be payable contemporaneously with the related or comparable amount payable in respect of the other Lenders), and

          (b) after each of its Loans or LI Fundings made or maintained based upon the Adjusted LIBO Rate has been repaid, all payments of principal that would otherwise be applied to repay such Loans or LI Fundings shall be applied to repay its Loans or LI Fundings made or maintained based upon the Base Rate instead.

          Section 5.05   Compensation.  Upon the request of any Lender
                         ------------
(delivered to the Lessor, the Company and the Agent) or the Lessor (delivered to the Company and the Agent), the Company, for itself and as Acquisition/Construction Agent for the Lessor, shall pay to such Lender or the Lessor such amount or amounts as shall compensate such Lender or the Lessor for any loss, cost or expense incurred by such Lender or the Lessor as a result of:

          (a) any payment or prepayment (pursuant to Section 5.02 or otherwise) of a Loan or LI Funding on a date other than the last day of the Interest Period for such Loan or LI Funding; or

          (b) any failure by the Company, for itself or as Acquisition/Construction Agent for the Lessor, to borrow or take down (other than due to a refusal by the Agent or any of the Lenders to fund under Section 2.02(a) notwithstanding satisfaction of the conditions set forth in Article VI) a Loan or LI Funding on the date specified therefor in the applicable Advance Notice delivered pursuant to Section 2.02(a), including any such failure resulting from the revocation of such Advance Notice.

          Section 5.06   Payments and Computations.  Each determination by the
                         -------------------------
Agent (or, in the case of Section 5.01, 5.02, 5.03, 5.04 or 5.05 by each Lender with respect to its own Loans or Lessor with respect to LI Fundings) of an interest rate, LI Yield, or an increased cost or increased capital or of illegality hereunder shall be conclusive and binding for all purposes (absent manifest error) if made reasonably and in good faith, subject to Section 5.03(c).

          Section 5.06   Transfer to Owner Trust.  The Company shall have the
                         -----------------------
option at any time there is no Default or Event of Default in existence and provided that the transfer described below is permitted by all applicable laws and regulations, to send written notice to the Lessor and the Agent requesting that the Lessor transfer all of its right, title and interest in and to the Site and the Facility, subject to the Lessor Mortgage and the other Operative Documents, to a "bankruptcy remote" owner trust created for the benefit of the Lessor, the Agent and the Lenders, as their interests may appear. Within 45 days (or within a longer period to the extent reasonably required by compliance with any application or other process required under applicable law or regulation) of receipt of such notice, the Lessor shall effect such transfer pursuant to documentation thereof satisfactory to the Agent, the Lenders, the Lessor and the Company in all respects and at the sole expense of the Company, including, without limitation, expenses arising from any applicable transfer and intangible taxes, recording fees, costs to create such owner trust and any other documentation therefor, including all reasonable attorney fees and expenses of the Agent and the Lessor incurred in connection therewith. Without limiting the foregoing, documentation of the transfer described above shall include a supplement to this Agreement and all other applicable Operative Documents whereby such owner trust becomes a party hereto and thereto, which shall provide that such owner trust shall assume all of the obligations of the Lessor hereunder and thereunder, provided that all payments with respect to fees, LI Yield, LI Advances and Lessor Investment shall continue to be paid to Wachovia Capital Markets, Inc.


                                   ARTICLE VI

                              Conditions Precedent

          Section 6.01   Conditions Precedent to Effectiveness of this
                         ---------------------------------------------
Agreement.  This Agreement shall become effective when (i) it shall have been
---------
executed by the Lessor, the Company and the Agent, and (ii) the Agent shall have received the following, each being in form and substance satisfactory to the Agent (the following being referred to herein as the "Closing Documentation"):

          (a) Certificates of Company.  Certificates of the Secretary or
              -----------------------
Assistant Secretary of the Company setting forth (i) resolutions of its board of directors authorizing the execution, delivery and performance of the obligations contained in this Agreement, with respect to the Company, and the other Operative Documents to which it is a party, with respect to the Company, (ii) the officers of the Company specified in such Secretary's Certificates that are authorized to sign this Agreement and the other Operative Documents to which the Company is a party and, until replaced by another officer or officers duly authorized for that purpose, to act as its respective representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the Operative Documents to which it is a party and (iii) true and correct copies of the articles or certificate of incorporation and the bylaws of each of the Company. The parties to this

Agreement may conclusively rely on such certificate until the Agent (who shall promptly notify all other parties) receives notice in writing from the Company to the contrary.

          (b)  Execution and Delivery of Operative Documents.  Each of the other
               ---------------------------------------------
Operative Documents (other than the Notes, the Guaranty, and the Lessor Mortgage), duly completed and executed in sufficient number of counterparts for recording where appropriate.

          (c)  Other.  Such other documents as the Agent or the Lessor may
               -----
reasonably request.

          Section 6.02  Initial and Subsequent Loans and LI Fundings.  The
                        --------------------------------------------
obligation of the Lenders to make the Initial Loans and each subsequent Loan and the Lessor to make the initial Lessor Advance and each subsequent Lessor Advance and to continue each Lessor Advance, all pursuant to this Agreement, is subject to the following further conditions precedent:

          (a)  Receipt of Advance Notice.  The Agent shall have received Advance
               -------------------------
Notice pursuant to a funding request with regard to each Initial Loan and LI Funding, and thereafter, each Loan and LI Funding, containing the information required by Section 2.02, which shall be true and correct and shall be duly and properly executed and completed by the Company as Acquisition/Construction Agent for the Lessor. Such Advance Notice shall specify the amount of the Loans or LI Fundings being utilized or applied to acquire work in progress and itemize such work in progress in reasonable detail.

          (b)  No Default.  The fact that immediately before and after such Loan
               ----------
and LI Funding, no Default or Event of Default shall have occurred and be continuing.

          (c)  Accuracy of Representations, etc.  The representations and
               ---------------------------------
warranties of the Company and the Lessor contained in this Agreement, and the representations and warranties of the Lessor, the Company contained in any other Operative Document, are true and correct in all material respects on and as of the date of such Loan or LI Funding (except for any representations which were correct on the date of this Agreement but are not correct on the date of any Loan or LI Funding because of a change permitted by the terms of this Agreement or any other Operative Document).

          (d)  Title.  The Lessor shall have good and marketable leasehold
               -----
interest in the Site pursuant to the Ground Lease and the Lessor shall have good and marketable title to the Improvements, and the Ground Lease and all of the Lessor's contract rights under Related Contracts and all other contracts entered into in connection with the acquisition, renovation, construction, development and/or installation of the Facility by the Company as Acquisition/Construction Agent for the Lessor pursuant to the Agency Agreement shall have been pledged to the Agent for the benefit of the Lenders so that the Agent shall have a first priority, perfected Lien on all such contract rights; and the Agent shall have received executed copies of all Related Contracts requested by it.

          (e)  Receipt of Applicable Permits.  All Permits that are or will
               -----------------------------
become Applicable Permits shall have been obtained, except Applicable Permits customarily obtained or which are permitted by Governmental Requirements to be obtained after the date of the requested Loan or LI Funding (in which case the Company, having completed all appropriate due diligence in connection therewith, shall have no reason to believe that such Permits will not be granted in the usual course of business prior to the date that such Permits are required by Governmental Requirements). All such obtained Permits shall be in proper form, in full force and effect and not subject to any appeal or other unsatisfied contest that may allow modification or revocation thereof.

          (f)  Casualties.  The Facility shall not have suffered (i) a Loss
               ----------
Event or (ii) a Casualty Occurrence other than a Casualty Occurrence for which a plan acceptable to the Agent for replacing, or causing to be replaced, the portions of the Facility that are the subject of such Casualty Occurrence has been provided to the Lessor.

          (g)  No Material Adverse Change or Effect.  No material adverse change
               ------------------------------------
shall have occurred in the financial condition of the Company its Subsidiaries on a consolidated basis since the date of the most recent Fiscal Quarter for which a financial statement of the Company was delivered to the Agent and the Lenders and no event, act, condition or occurrence shall exist or have occurred that has had, or would reasonably be expected to have, a Material Adverse Effect.

          (h)  Recordation of Ground Lease, Lease and Easement.  A legal
               -----------------------------------------------
property description of the Site, suitable for recordation in the land records and otherwise satisfactory to the Company, the Agent and the Lessor in all respects, shall have been attached to the Ground Lease and the Lease and the other Operative Documents, the Company hereby authorizing and directing the Lessor to so attach such property description upon receipt thereof. Absent the existence of an Event of Default, such property description may be modified by the Company during the period from the Closing Date through and including the Completion Date, and the Lessor (and the Agent, with respect to Exhibit A hereto) shall agree to and execute any such modifications, provided that the remaining property so described remains adequate (i) as a legal description thereof, and (ii) for the use, maintenance, and operation of the Facility. The Lease and all related financing statements and other requisite filing documents shall have been duly filed in the appropriate offices and, to the fullest extent allowed by applicable law, all costs and taxes associated with such filing shall have been paid or provided for by the Company. An easement in favor of the Lessor, granting the Lessor all necessary access, ingress and egress to the Facility for its use, maintenance and operation, shall have been executed and delivered by the Company and duly filed in the appropriate offices and, to the fullest extent allowed by applicable law, all costs and taxes associated with such filing shall have been paid or provided for by the Company.

          (i)  Insurance Certification.  The Agent and the Lessor shall have
               -----------------------
received a report by a firm of independent insurance brokers or consultants chosen by the Company (i) setting forth the insurance obtained, and to be obtained pursuant to the Lease, with respect to the Facility and the Company's operations with respect thereto, and (ii) certifying that in the opinion of such firm, such insurance complies with the requirements of the Lease and, as to amounts, coverage and provisions, constitutes reasonable and customary coverage against risks customarily insured against affecting the Facility.

          (j)  Soil Test Reports.  The Agent shall have received the Soil Test
               -----------------
Reports.

          (k)  Environmental Matters.  The Agent and the Lessor shall have
               ---------------------
received an Environmental Assessment on the Site, demonstrating to their satisfaction that there is no evidence of any hazardous or toxic material or substance which has been generated, treated, stored, released or disposed of on the Site, and that there is no evidence of any violation of any Environmental Requirement and no evidence of any Environmental Damages on or pertaining to the Facility, except as set forth in a written certificate delivered to and in favor of the Lessor and the Agent as the same are satisfactory to the Lessor and the Agent in all respects (the "Environmental Closing Certificate").

          (l)  Survey.  The Agent shall have received the Survey of the Site.
               ------

          (m)  Title Insurance.  A title insurance company acceptable to the
               ---------------
Agent and the Lessor in their reasonable discretion shall have issued, or provided the Agent with evidence satisfactory to the Agent and the Lessor that such title insurance company is irrevocably obligated to issue immediately after closing of the acquisition of the Site by the Lessor, an owner's title policy issued to the Lessor insuring the Lessor as holder of the ground leasehold estate with respect to the Site and, in the event that the Lease is ever deemed to be a mortgage, as mortgagee of the Facility under the Lease.

          (n)  Opinion of Company's Counsel.  A favorable opinion or opinions of
               ----------------------------
Paul, Hastings, Janofsky & Walker, special counsel to the Company, in substantially the form of Exhibit F, and as to this Agreement, the Operative
                          ---------
Documents executed and delivered by
the Company on or before such date, and such other matters as the Agent, may reasonably request.

          (p)  Taxes, Filings, Recordings.  All filings or recordings reasonably
               --------------------------
considered necessary or desirable by the Agent or the Lessor have been completed and all taxes and fees in connection therewith, and all Impositions with respect to the Facility that are then due and payable, shall have been paid by the Company.

          (q)  Certificate of Lessor.  A certificate of the Secretary or
               ---------------------
Assistant Secretary of the Lessor setting forth (i) resolutions of its board of directors authorizing the execution, delivery and performance of the obligations contained in this Agreement and the other Operative Documents to which it is a party, (ii) the officers of the Lessor specified in such Secretary's Certificate that are authorized to sign this Agreement and the other Operative Documents to which it is a party and, until replaced by another officer or officers duly authorized for that purpose, to act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the Operative Documents and (iii) true and correct copies of the articles or certificate of incorporation and the bylaws of the Lessor. The parties to this Agreement may conclusively rely on such certificate until the Agent (who shall promptly notify all other parties) receives notice in writing from the Lessor to the contrary.

Each acceptance of a funding hereunder shall be deemed to be a representation and warranty by the Company on the date of such funding as to the facts specified in subsections (b), (c), (d), (e), (f), and (g) of this Section 6.02; provided, however, in no event shall the Company be deemed to make the representation and warranty contained in this Section 6.02(g) after the Completion Date.

     Notwithstanding any provision of this Agreement or of any of the other Operative Documents to the contrary, in the event that the conditions set forth in Sections 6.01 and 6.02 of this Agreement are not satisfied on or before September 30, 1997, then, in such event, this Agreement and the other Operative Documents shall be null and void and of no force or effect, except to the extent that any provisions of this Agreement or the Operative Documents by their express terms survive termination.

          Section 6.03  Conditions Precedent to Syndication Effective Date.  The
                        --------------------------------------------------
term "Syndication Effective Date" shall mean the date on which all of the following conditions are satisfied:

          (a)  Counterpart Execution of this Agreement by the Lenders.  The
               ------------------------------------------------------
Agent shall have obtained a syndicate of Lenders who have become a party to this Agreement pursuant to an executed and delivered counterpart agreement hereof satisfactory to the

Agent in all respects. The composition of such syndicate of Lenders shall be subject to the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed.

          (b)  Delivery of Closing Documentation. Each of the Lenders shall have
               ---------------------------------
received a complete copy of the Closing Documentation.

          (c)  Execution of Notes and Guaranty.  Each Lender shall have received
               -------------------------------
its Notes payable to such Lender and duly completed and executed. The Agent shall have received the Guaranty in the form attached hereto as Exhibit I duly executed and completed.

          (d)  Recordation of Lessor Mortgage.  The Lessor Mortgage in the form
               ------------------------------
attached hereto as Exhibit H and all related financing statements and other requisite filing documents shall have been duly filed in the appropriate offices and, to the fullest extent allowed by applicable law, all costs and taxes associated with such filing shall have been paid or provided for by the Company.

          (e)  Execution and Delivery of Other Operative Documents.  Each of the
               ---------------------------------------------------
other Operative Documents to be delivered on the Syndication Effective Date, duly completed and executed in sufficient number of counterparts for recording where appropriate, and such other documents as the Agent or the Lessor may reasonably request.

          (f)  Title Insurance.  A title insurance company acceptable to the
               ---------------
Agent and the Lessor in their reasonable discretion shall have issued, or provided the Agent with evidence satisfactory to the Agent and the Lessor that such title insurance company is irrevocably obligated to issue immediately after closing of the acquisition of the Site by the Lessor, an owner's title policy issued to the Lessor insuring the Agent as mortgagee under of the Lessor Mortgage.

          (g)  Ground Lease Payments.  The Lessor shall pay, or cause to be paid
               ---------------------
or disbursed, to the Company, in immediately available funds, all amounts then due and payable under the Ground Lease, upon and subject to the receipt of funds from the Company sufficient to make such payment pursuant to the Lease and the Company, as agent for the Lessor, shall cause such Ground Lease to be delivered to the Agent for recording.

All conditions precedent to the obligations of the Lenders to make any Loan are imposed hereby solely for the benefit of the Lenders, and no other Person may require satisfaction of any such condition precedent or be entitled to assume that the Lenders will refuse to make any Loan in the absence of strict compliance with such conditions precedent.

          (h)  Certificate of Lessor.  A certificate of the Secretary or
               ---------------------
Assistant Secretary of the Lessor setting forth (i) resolutions of its board of directors authorizing the execution, delivery and performance of the obligations contained in the Notes, the Lessor Mortgage and the other Operative Documents to which it is a party, (ii) the officers of the Lessor specified in such Secretary's Certificate that are authorized to sign the Notes, the Lessor Mortgage and the other Operative Documents to which it is a party and, until replaced by another officer or officers duly authorized for that purpose, to act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Notes, the Lessor Mortgage and the Operative Documents and (iii) true and correct copies of the articles or certificate of incorporation and the bylaws of the Lessor. The parties to this Agreement may conclusively rely on such certificate until the Agent (who shall promptly notify all other parties) receives notice in writing from the Lessor to the contrary.

          (i)  Certificates of Company.  Certificates of the Secretary or
               -----------------------
Assistant Secretary of the Company setting forth (i) resolutions of its board of directors authorizing the execution, delivery and performance of the obligations contained in the Guaranty and the other Operative Documents to which it is a party, (ii) the officers of the Company specified in such Secretary's Certificates that are authorized to sign the Guaranty and the other Operative Documents to which the Company is a party and, until replaced by another officer or officers duly authorized for that purpose, to act as its respective representative for the purposes of signing documents and giving notices and other communications in connection with the Guaranty and the Operative Documents to which it is a party and (iii) true and correct copies of the articles or certificate of incorporation and the bylaws of each of the Company. The parties to this Agreement may conclusively rely on such certificate until the Agent (who shall promptly notify all other parties) receives notice in writing from the Company to the contrary.


                                  ARTICLE VII

                         Representations and Warranties

          Section 7.01  Company Representations and Warranties.  The Company
                        --------------------------------------
represents and warrants to each Person who now is or hereafter becomes a party to this Agreement that:

          (a)  Corporate Existence and Power.  The Company is a corporation duly
               -----------------------------
incorporated, validly existing and in good standing under the laws of the State of Georgia. The Company is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, except for any failure to comply with the foregoing which does not have a Material Adverse Effect, and has all corporate powers and all government authorizations, licenses, consents and approvals required to engage in its business and operations as now conducted, except for any failure to comply with the foregoing which would not reasonably be expected to have or cause a Material Adverse Effect.

          (b)  Corporate and Governmental Authorization; No Contravention.  The
               ----------------------------------------------------------
execution, delivery and performance by the Company of this Agreement and the other Operative Documents to which it is a party (i) are within its corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or respect of or filing with, any governmental body, agency or official, (iv) do not contravene or constitute a default under, any material provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Company or, to the best of the Company's knowledge, any material agreement relating to Debt, judgment, injunction, order, decree or other instrument relating to Debt binding upon the Company or any Material Subsidiary of the Company and (v) do not result in the creation or imposition of any Lien on any asset of the Company or any Material Subsidiary of the Company or on the Facility.

          (c)  Binding Effect.  This Agreement and each of the other Operative
               --------------
Documents to which the Company is a party constitutes a valid and binding agreement of the Company, enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to
--------
general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditor's rights generally.

          (d)  Financial Information.  (i) The consolidated balance sheet of the
               ---------------------
Company and its Consolidated Subsidiaries as of June 28, 1996, and the related consolidated statements of income, stockholders' equity and cash flows for the Fiscal Year then ended, reported on by Arthur Andersen LLP, copies of which have been delivered to the Agent and the Lessor, and the unaudited consolidated financial statements of the Company for the interim period ended March 28, 1997 copies of which have been delivered to the Agent and the Lessor, fairly present, in conformity with GAAP, the consolidated financial position of the Company and its Consolidated Subsidiaries as of such date and the consolidated results of operations and cash flows for such Fiscal Year.

          (ii) Since March 28, 1997, there has been no event, act, condition or occurrence having a Material Adverse Effect.

          (e)  No Litigation.  Except as disclosed on Schedule 7.01(e), there is
               -------------
no action, suit or proceeding pending, or to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary of the Company before any court or arbitrator or any governmental body, agency or official which would reasonably be expected to have or cause a Material Adverse Effect or which in any manner draws into question the validity of or could impair in any material respect the ability of the Company to perform its obligations under this Agreement or any of the Operative Documents executed by the Company.

          (f)  Compliance with ERISA.  (i) To the best of the Company's
               ---------------------
knowledge, the Company and each member of the Controlled Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and has not incurred any liability to the PBGC or a Plan under Title IV of ERISA, provided, that the
                                                         --------
Company makes no representation or warranty under this Section 7.01(f) as to any Subsidiary for matters pertaining to periods prior to the date on which such Subsidiary became a Subsidiary except to the extent that the Company received any such representations and/or warranties from the seller (or any of its affiliates) of any relevant Subsidiary in connection with the acquisition of any relevant Subsidiary.

          (ii) To the best of the Company's knowledge, neither the Company nor any member of the Controlled Group is or ever has been obligated to contribute to any Multiemployer Plan provided, that the Company makes no representation or
                          --------
warranty under this Section 7.01(f) as to any Subsidiary for matters pertaining to periods prior to the date on which such Subsidiary became a Subsidiary except to the extent that the Company received any such representations and/or warranties from the seller (or any of its affiliates) of any relevant Subsidiary in connection with the acquisition of any relevant Subsidiary.

          (g)  Compliance with Laws; Payment of Taxes.  The Lessor, the Company
               --------------------------------------
and, to the best of the Company's knowledge, each Material Subsidiary, is in compliance with all applicable laws, regulations and similar requirements of governmental authorities, except where (i) such compliance is being contested in good faith through appropriate proceedings or (ii) the failure to be in compliance would not reasonably be expected to have or cause a Material Adverse Effect. There have been filed on behalf of the Company and, to the best of the Company's knowledge, each Material Subsidiary, all Federal, state and material local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf the Company, or to the best of the Company's knowledge, any Material Subsidiary, have been paid or are being contested in good faith or, if unpaid and uncontested, are in immaterial amounts. The charges, accruals and reserves on the books of the Company and, to the best of the Company's knowledge, each Material Subsidiary, in respect of taxes or other governmental charges are, in the opinion of the Company, adequate. To the best of the Company's knowledge, United States income tax returns each Subsidiary which is a U.S. Person have been examined and closed through the Fiscal Year ended 1993.

          (h)  Investment Company Act.  Neither the Company nor any of the
               ----------------------
Company's Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (i)  Public Utility Holding Company Act.  Neither the Company nor any
               ----------------------------------
of the Company's Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

          (j)  Ownership of Property; Liens.  The Company has title to or
               ----------------------------
leasehold or other interests in its material properties sufficient for the conduct of its business, and none of such property is subject to any Lien except Permitted Liens.

          (k)  No Default.  Neither the Company nor any of the Company's
               ----------
Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which could have or cause a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          (l)  Full Disclosure.  To the best of the Company's knowledge, all
               ---------------
written information heretofore furnished by the Lessor, the Company, for itself and as Acquisition/Construction Agent for the Lessor, to the Agent or any Lender for purposes of or in connection with this Agreement, any of the Operative Documents, or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by the Lessor, or the Company, for itself and as Acquisition/Construction Agent for the Lessor, to the Agent or any Lender will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified.

          (m)  Environmental Matters.
               ---------------------

          (i) To the best of the Company's knowledge (without, as to Properties not located in the United States of America, having performed any further independent inquiry therefor solely in connection with this Agreement), neither the Company nor any Subsidiary of the Company is aware that it is subject to any Environmental Liability which could have or cause a Material Adverse Effect, neither the Company nor any Subsidiary of the Company (except in respect of immaterial Environmental Liabilities in de minimis
                                                                   -- -------
     amounts) has received notice that it has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA, and neither the Facility, nor any of the Properties located in the United States and owned by the Company or any Subsidiary of the Company, has been identified on any current or proposed (i) National Priorities List under 40 C.F.R. (S) 300,
     (ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA.

          (ii) To the best of the Company's knowledge (without having performed with respect to Properties other than the Facility any further independent inquiry solely in connection with this Agreement), no Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Facility or from any of the Properties owned by the Company or any Subsidiary of the Company or are otherwise present at, on, in or under the Facility or any of the Properties owned by the Company or any Subsidiary of the Company, or, to the best of the knowledge of the Company, at or from any adjacent site or facility, except for Hazardous Materials, such as cleaning solvents, pesticides and other materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed, or otherwise handled in minimal amounts in the ordinary course of business in compliance with all applicable Environmental Requirements.

          (iii) The Company represents for itself, the Lessor, and each Subsidiary of the Company, that the Company, the Lessor, and each of the Company's Subsidiaries (A) has procured all Environmental Authorizations necessary for the conduct of its business and (B) is in compliance with all Environmental Requirements in connection with the operation of its Properties and businesses, in each case set forth in clause (A) or (B) where the failure to procure or non-compliance with which would reasonably be expected to have or cause a Material Adverse Effect.

          (iv) Except to the extent specified on the Environmental Closing Certificate, to the best of the Company's knowledge: (a) there are no Hazardous Materials on the Facility, other than minimal amounts of cleaning solvents, pesticides and other similar materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed, managed, or otherwise handled in the ordinary course of business or in management or maintenance of the Facility, (b) no Hazardous Material has migrated from the Facility to, upon, about or beneath other properties, (c) no Hazardous Material has migrated or threatened to migrate from other properties to, upon, about or beneath the Facility, and (d) all Hazardous Materials or solid wastes generated at the Facility have at all times been transported, treated and disposed of in compliance with Environmental Requirements.

          (v) Except to the extent specified on the Environmental Closing Certificate, to the best of the Company's knowledge: (a) there is not, nor has there been, constructed, placed, deposited, stored, disposed of or located on the Facility any asbestos in any form, (b) no underground improvements, including treatment or storage tanks, pumps, or water wells, are or have been located on the Facility, (c) there are no polychlorinated biphenyls (PCBs) or transformers, capacitors, ballasts, machinery, fixtures or other equipment which contain PCBs constructed, placed, deposited, stored, disposed of or located on the Facility, (d) the uses and activities of, on or relating to the Facility have at all times complied in all material respects with all Environmental Requirements, and the use which the Company, and its Affiliates and/or Subsidiaries make of the Facility will not result in the disposal or other Environmental Release of any Hazardous Material, (e) the Company has obtained all permits necessary under applicable Environmental Requirements, and (f) the Facility has not been, and is not now, listed on CERCLIS, the Environmental Protection Agency's list of violating facilities established pursuant to the Clean Water Act or the National Priorities List established pursuant to CERCLA.

          (vi) Except to the extent specified on the Environmental Closing Certificate, (a) there exists no judgment, decree, order, writ or injunction outstanding, or litigation, action, suit, claim (including citation or directive) or proceeding pending or, to the knowledge of the Company or any of its Affiliates and/or Subsidiaries, threatened, relating to the ownership, use, maintenance or operation of the Facility by any person or entity, or arising from any alleged violation of Environmental Requirements, or any alleged liability for Environmental Damages, (b) to the knowledge of the Company or any of its Affiliates and/or Subsidiaries, there are no existing facts or conditions that could give rise to any such violation or liabilities, (c) there have been no written or, to the knowledge of the Company or any of its Affiliates and/or Subsidiaries, oral reports of environmental investigations, audits, studies, tests, reviews or other analyses conducted by or which have been presented to or are in the possession of the Company or any of its Affiliates and/or Subsidiaries, relating to the Facility, which have not been delivered to the Lessor, the Lenders, and the Agent and (d) neither the Company nor, to the knowledge of the Company or any of its Affiliates and/or Subsidiaries, any other person or entity has received any notice or other communication concerning any alleged violation of Environmental Requirements, whether or not corrected to the satisfaction of the appropriate authority, or any notice or other communication concerning alleged liability for Environmental Damages in connection with the Facility.

          (vii) From the date hereof, there shall be no actual or threatened Environmental Release of a Hazardous Material on or from the Facility caused by the Company or any of its Affiliates and/or Subsidiaries.

          (viii) Except to the extent specified on the Environmental Closing Certificate, the Company: (a) has obtained all permits, licenses, and other authorizations which are required under Environmental Requirements in association with the Facility; and (b) will in full compliance with all terms and conditions of such required permits, licenses, and other authorizations associated with the Facility.

          (ix) No permits or licenses are required to be obtained or maintained in connection with the use, operation, or ownership of the Facility arising from any portion of the Facility which constitute (i) "wetlands" under any Environmental Requirement, or (ii) habitat for species which is deemed to be endangered under any Environmental Requirement, nor are there any ongoing or continuing obligations regarding any portion of the Facility which constitute wetlands. There are no species of plants or animals located on any portion of the Facility which are classified as threatened or endangered under any Environmental Requirement. There have been no written or, to the knowledge of the Company or any of its Affiliates and/or Subsidiaries, oral wetlands delineations conducted by or which have been presented to or are in the possession of the Company or any of its Affiliates and/or Subsidiaries relating to the Facility which have not been delivered to the Lessor, the Lenders and the Agent.

          (n)    Capital Stock.  All Capital Stock, debentures, bonds, notes and
                 -------------
all other securities of the Company presently issued and outstanding are validly and properly issued in accordance with all applicable laws in all material respects, including but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws.

          (o)    Use of Proceeds; Margin Stock.  The proceeds of the Loans and
                 -----------------------------
LI Fundings are being used to finance or refinance the Facility Cost with respect to the Facility, including the enhancements and improvements to be made thereto and the design, renovation, construction and installation thereof. Neither the Lessor nor the Company is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Loan or LI Funding will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulations G, T, U or X.

          (p)  Insolvency.  After giving effect to the execution and delivery of
               ----------
the Guaranty and the Lease, the Company will not be "insolvent," within the meaning of such term as used in O.C.G.A. (S) 18-2-22, defined in (S) 101 of Title 11 of the United States Code or Section 2 of the Uniform Fraudulent Transfer Act, or any other applicable state law pertaining to fraudulent transfers, as amended from time to time, or be unable to pay its debts generally as such debts become due, or have an unreasonably small capital to engage in any business or transaction, whether current or contemplated.

          Section 7.02  Representations and Warranties of Lessor.  Lessor
                        ----------------------------------------
represents and warrants to the Agent, the Company and the Lenders that:

          (a)  Existence.  The Lessor is a corporation duly organized, validly
               ---------
existing and in good standing under the laws of the State of Georgia.

          (b)  Litigation.  There is no action, suit or proceeding pending, or
               ----------
to the knowledge of the Lessor, threatened, against or affecting the Lessor before any court or arbitrator or any governmental body, agency or official which contests the validity or enforceability of the Operative Documents or which in any manner draws into question the validity of or could impair in any material respect the ability of the Lessor to perform its obligations under this Agreement or any of the Operative Documents executed by it.

          (c)  No Breach.  The execution and delivery of this Agreement, the
               ---------
Notes, and the other Operative Documents, the transactions herein and therein contemplated and compliance with the terms and provisions hereof and thereof will not conflict with, or result in a breach of, or require any consent of any Person not already obtained, under the charter or bylaws of the Lessor or any Governmental Requirement of the State of the Lessor or its state of incorporation or the United States of America governing its banking and trust powers, or any agreement or instrument to which the Lessor is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien (except under the Operative Documents and other Permitted Liens) upon any of the revenues or Properties of the Lessor, including the Facility, pursuant to the terms of any such agreement or instrument.

          (d)  Action.  The Lessor has all necessary corporate power and
               ------
authority to execute, deliver and perform its obligations under this Agreement, the Notes, the other Operative Documents to which it is a party; and the execution, delivery and performance by it of this Agreement, the Notes, the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on its part; and this Agreement, the Notes, and the other Operative Documents constitute the legal, valid and binding obligations of the Lessor, enforceable against it in accordance with their terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity.

          (e)  Approvals.  No authorizations, approvals or consents of, and no
               ---------
filings or registrations with, the United States of America or any other governmental authority governing its banking and trust powers are necessary for the execution, delivery or performance by the Lessor of this Agreement, the Notes, the other Operative Documents to which it is a party, or for the validity or enforceability thereof.

          (f)  Ownership of Facility.  As of the Initial Funding Date, the
               ---------------------
Lessor owns a leasehold interest in the Site pursuant to the Ground Lease, free and clear of all Liens except Permitted Liens and the interest of the Company under the Lease. None of the Permitted Liens will interfere with the use or possession of the Facility or the use of or exercise by the Lessor of its rights under any Operative Document or with respect to the Facility, except to the extent such interference would not be reasonably expected to have a Material Adverse Effect.


                                  ARTICLE VIII

                                   Covenants

     The Company covenants and agrees with the Agent, the Lessor, and each Lender to comply with the following covenants until either (i) the Facility has been purchased by the Company (or one of its Affiliates) for the Purchase Price
(ii) the Lease has been terminated, the Facility has been returned to the Lessor and the Termination Value or the Final Rent Payment, as the case may be, and all other amounts payable under the Lease and the other Operative Documents upon such occurrence have been paid in full, and the Lessor, with respect to itself, covenants and agrees with the Agent and each Lender to comply with the following covenants, as applicable to the Lessor, until all amounts payable under this Agreement have been paid in full:

          Section 8.01  Information.  The Company will deliver to the Agent and
                        -----------
each of the Lenders:

          (a) as soon as available and in any event within 90 days after the end of each Fiscal Year, a consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, stockholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by Arthur Andersen LLP or other independent public accountants of nationally recognized standing, with such certification to be free of material exceptions and qualifications not reasonably acceptable to the Agent and the Lenders, except as permitted by Section 1.03;

          (b) as soon as available and in any event within 45 days after the end of each of the first three (3) Fiscal Quarters of each Fiscal Year, a consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related statement of income and statement of cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter (Fiscal Year only in the case of balance sheets) and the corresponding portion of the previous Fiscal Year, all certified (subject to the absence of footnotes and to normal year-end audit adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer or the chief accounting officer of the Company;

          (c) simultaneously with the delivery of each set of financial statements referred to in paragraphs (i) and (ii) above, a certificate, substantially in the form attached hereto as Exhibit E, executed by the Company's treasurer or chief financial officer (A) setting forth in reasonable detail the calculations required to establish whether or not the Company, and when appropriate its Consolidated Subsidiaries, were in compliance with the covenants contained in Sections 8.04, 8.23, 8.24, 8.25 and 8.26 as of the end of the applicable fiscal quarter or Fiscal Year; (B) the Leverage Ratio for the Four-Quarter Period ending as of the date of such financial statements and the calculations of such ratio in reasonable detail; and (C) stating that no Default or Event of Default has occurred and is continuing, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred and the steps being taken or proposed to be taken by the Company with respect to these (a "Compliance Certificate"), of the chief financial officer or the chief
          ----------------------
accounting officer of the Company (a) setting forth in reasonable detail the calculations required to establish whether the Company was in compliance with the requirements of Sections 8.04, 8.23 through 8.26, inclusive on the date of such financial statements and (b) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto;

          (d) promptly, and, in any event, within 15 Domestic Business Days after the Company, in its individual capacity or as Acquisition/Construction Agent for the Lessor becomes aware of any Default or Event of Default, a certificate of a senior financial or accounting officer or the chief financial officer or the chief accounting officer or the Treasurer of the Lessor or the Company setting forth the details thereof and the action which the Company, for itself or as Acquisition/Construction

Agent for the Lessor is taking or proposes to take with respect thereto;

          (e) promptly upon becoming aware of the occurrence of either a Loss Event or a Casualty Occurrence, or any other event or condition requiring notice under either Section 7 or Section 8 of the Lease, the Company shall give the Agent and each Lender written notice thereof, which notice shall specify the damage or loss to the Facility in reasonable detail; and

          (f) from time to time such additional information regarding the financial position or business of the Lessor, the Company and the Subsidiaries of the Company as the Agent, at the request of any Lender, may reasonably request.

          Section 8.02   Maintenance and Inspection of Property, Books and
                         -------------------------------------------------
Records.  The Lessor will keep proper books of record and account.  The Company
-------
will keep books of record and account regarding the Lease and shall maintain, on a current basis, books of proper record and account in conformity with GAAP, consistently applied (to the extent applicable), which books shall include copies of all Related Contracts and any amendments thereto and the book value of the Facility and of each material item of Property comprising or included in the Facility, and shall provide copies of the foregoing to the Lessor, the Agent and the Lenders from time to time on request at the Company's expense. The Company will (i) keep proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities; and (ii) permit representatives of any Lender (x) at such Lender's expense and upon reasonable notice prior to the occurrence of a Default which remains uncured and (y) at the Company's expense after the occurrence of a Default, to visit and inspect the Facility and any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, employees and independent public accountants. The Company agrees to cooperate and assist in such visits and inspections, in each case at such reasonable times and as often as may reasonably be desired, subject, however, to the execution by any Lender so reviewing or inspecting the books or records of account or so visiting and inspecting the Facility, of a confidentiality agreement in the form of Exhibit G attached hereto.

          Section 8.03   Related Contracts.  The Company, as agent for the
                         -----------------
Lessor, will comply with, maintain execution counterparts of, and promptly upon request by the Agent from time to time deliver copies of, or after the occurrence of an Event of Default, originals of, all Related Contracts.

          Section 8.04   Consolidations, Mergers and Sales of Assets.  The
                         -------------------------------------------
Company will not consolidate with or merge into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, provided that: (i) Subsidiaries of the Company may merge or consolidate with the
--------
Company and with other Subsidiaries of the Company; (ii) a Subsidiary may sell, transfer or dispose of its assets to the Company or another Subsidiary of the Company; (iii) the Company and its Subsidiaries may sell inventory in the ordinary course of business; (iv) the Company may sell its accounts receivable on a non-recourse basis in an aggregate amount not to exceed $100,000,000 at any time; (v) the Company and its Subsidiaries may, during any Fiscal Year, sell, transfer or otherwise dispose of assets (excluding the capital stock of any Subsidiary) having an aggregate book value in an amount not to exceed 10% of the total book value of the assets of the Company and its Subsidiaries taken as a whole; (vi) the Company or any Subsidiary may merge or consolidate with any other corporation, provided that (A) the Company or such Subsidiary shall be the continuing or surviving corporation or the surviving corporation becomes thereby a wholly-owned Subsidiary and (B) if instead of the Company or such Subsidiary merging or consolidating with such corporation, the Company were to acquire all of the issued and outstanding capital stock of such corporation, such acquisition would be permitted under Section 8.25; (vii) the Company and its Subsidiaries may, during any Fiscal Year, enter into sale and leaseback transactions covering fixed or capital property which collectively cover property having an aggregate fair market value, as determined for each item of property at the time such property became the subject of such a transaction, not in excess of 10% of the total book value of the assets of the Company and its Subsidiaries taken as a whole; (viii) the Company may re-incorporate as a Delaware corporation so long as the re-incorporation does not result in or effect any change in the ownership of the Company; and (ix) so long as all Merger Conditions are satisfied, the Company may merge with or consolidate into any Non-Hostile Successor, with such Non-Hostile Successor being the surviving corporation; and in each case identified in the immediately preceding clauses
(i) through and including (ix), immediately prior to such merger or consolidation and immediately after such merger or consolidation and after giving effect thereto, no Default or Event of Default is or would be in existence.

          Section 8.05   Maintenance of Existence; Conduct of Business.  The
                         ---------------------------------------------
Company shall (a) preserve and maintain, and cause each Subsidiary to preserve and maintain its respective existence (except as otherwise permitted under Section 8.04, rights, franchises, licenses and privileges in the jurisdiction of its formation and qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization and where the failure to be so authorized and qualified could have a Material Adverse Effect; and (b) at all times, carry on, and cause its Subsidiaries to carry on, its respective businesses in the same fields and areas as engaged in on the Closing Date and not enter, and prohibit its Subsidiaries from entering, into any field or area of business not otherwise engaged in as of the Closing Date or any other field or area of business related thereto and carry on the major part of its business in substantially the same manner and in substantially the same fields as such business is now carried on and maintained, except as permitted by Section 8.04.

          Section 8.06   Dissolution.  The Company shall not (a) liquidate,
                         -----------
wind-up or dissolve itself (or suffer any liquidation or dissolution or permit any Subsidiary to do any of the foregoing, except with respect to Subsidiaries which are not Material Subsidiaries), or (b) except as expressly permitted by
Section 8.04 hereof, convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business or assets, including capital stock of or other equity interests in any of its Subsidiaries, whether now owned or hereafter acquired, or permit any Subsidiary to do any of the foregoing.

          Section 8.07   Use of Proceeds.  The proceeds of the Loans and LI
                         ---------------
Fundings will be used to fund the Facility Cost. Without limiting the generality of the foregoing, no portion of the proceeds of the Loans and LI Fundings will be used by the Lessor or the Company as Acquisition/Construction Agent for the Lessor, (i) in connection with, whether directly or indirectly, any tender offer for, or other acquisition of, stock of any corporation with a view towards obtaining control of such other corporation, except in a negotiated, consensual transaction (ii) to purchase or carry, or to reduce or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulation U and Regulation X) or to extend credit to others for the purpose of purchasing or carrying any such margin stock, or (iii) for any purpose in violation of any applicable Governmental Requirement.

          Section 8.08   Compliance with Laws; Payment of Taxes.  The Company
                         --------------------------------------
will comply in all material respects with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings (as permitted in Section 13 of the Lease) or where the failure to comply would not reasonably be expected to have or cause a Material Adverse Effect. The Company will pay, prior to the date on which penalties attach thereto, all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the Facility or against Property of the Company, except liabilities being contested in good faith and against which, if requested by the Agent or the Company will set up reserves in accordance with GAAP and other than taxes, assessments, governmental charges and other amounts which are not material in amount and could not reasonably be expected to have a Material Adverse Effect.

          Section 8.09   Insurance.  The Company will maintain (either in the
                         ---------
name of the Lessor or the Company, as applicable), with financially sound and reputable insurance companies, insurance on such of its property in at least such amounts, and with such deductibles, and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar businesses. Without limitation of the foregoing, the Company shall maintain or cause to be maintained, with insurers acceptable to the Lessor and the Agent in their reasonable discretion, insurance with respect to the Facility and its business in connection therewith of the types and in the amounts specified in the Lease. The Company will deliver or cause to be delivered to the Agent and the Lessor promptly upon request of Agent, and in any event on January 1st of each calendar year, commencing with January 1, 1998 a report by a firm of independent insurance brokers or consultants chosen by the Company and acceptable to the Agent (a) setting forth the insurance or self-insurance obtained pursuant to the Lease, including, without limitation, the amounts thereof, the names of the insurers and the property, hazards and risks covered thereby, and certifying that the same comply with the requirements of the Lease, that all premiums then due and payable thereon have been paid and that the same are in full force and effect, that the Lessor and the Agent have been named as additional insureds and loss payees, as their interests may appear, under each such policy, and are not liable for payment of premiums thereunder, that such policies may not be cancelled without at least 30 days prior notice to the Lessor and the Agent with an opportunity to cure any default thereunder, and (b) certifying that in the opinion of such firm, such insurance or self-insurance complies with the requirements of the Lease and, as to amounts, coverage and provisions, constitutes reasonable and customary coverage against risks customarily insured against which would affect the Facility, or setting forth any recommendations of such independent insurance brokers or consultants as to additional insurance, if any, reasonably required for the protection of the interests of the Company, the Lessor, the Agent and the Lenders in light of available insurance coverage and practice in the business engaged in by the Company at the Facility. The Agent shall be entitled to rely on such reports without further investigation of the facts and circumstances set forth therein.

          Section 8.10   Maintenance of Property.  The Company shall maintain
                         -----------------------
and preserve the Facility in accordance with the requirements of the Lease. The Company shall maintain and preserve all of its properties and assets, in good condition, repair and working order, ordinary wear and tear excepted.

          Section 8.11   Environmental Notices.  The Company, for itself and as
                         ---------------------
Acquisition/Construction Agent for the Lessor, and the Lessor (if the Lessor directly receives written notice thereof) shall furnish to the Agent prompt written notice of all Environmental Liabilities, pending or threatened Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders, and Environmental Releases of which the Lessor or the Company, as the case may be, shall have received actual notice or have knowledge at, on, in, under or in any way affecting the Facility or any of its Properties, and Properties of any Subsidiary, or any adjacent property, if the amount of liability or of remediation cost to the Company or any Subsidiary is or could reasonably be expected to have a Material Adverse Effect, and all facts, events, or conditions actually known to the Company that could reasonably be expected to lead to any of the foregoing.

          Section 8.12   Environmental Matters.  The Company shall not, and
                         ---------------------
shall not knowingly permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handle, or ship or transport to or from the Facility or the Properties any Hazardous Materials except for Hazardous Materials such as cleaning solvents, pesticides and other similar materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed, or otherwise handled in minimal amounts in the ordinary course of business or of management or maintenance of the Facility or the Properties in material compliance with all applicable Environmental Requirements, and will take commercially reasonable steps to prohibit any Third Party from doing any of the acts prohibited by the foregoing.

          Section 8.13   Environmental Release.  The Company agrees that upon
                         ---------------------
its becoming aware of the occurrence of an Environmental Release, except for any Environmental Release which occurred in substantial compliance with all Environmental Requirements, at or on the Facility or any of the Properties owned or operated by it or any Material Subsidiary, it will act promptly to determine the extent of, and to take appropriate remedial action to eliminate, any such Environmental Release, whether or not ordered or otherwise directed to do so by any Environmental Authority, except to the extent that failure to take remedial action would not have a Material Adverse Effect.

          Section 8.14   Transactions with Affiliates.  The Company shall not
                         ----------------------------
enter into, or be a party to, any transaction with any Affiliate of Company (which Affiliate is not a Subsidiary, other than a Person in which the Company or such Subsidiary owns less than a majority interest and which, if it were a Subsidiary, would not be a Material Subsidiary), except as permitted by law and in the ordinary course of business and pursuant to reasonable terms which are no less favorable to the Company, as the case may be, than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate; provided, that the foregoing shall not affect the ability of the Company from
--------
determining, in its sole discretion,
the amount or form of executive or directors compensation from time to time.

          Section 8.15   Agreement to Pledge, Etc.  The Company acknowledges
                         ------------------------
that the Lessor shall grant to the Agent for the benefit of the Lenders a first and prior Lien on and security interest in and to the Lease and the other Operative Documents and shall execute and deliver the Lessor Mortgage encumbering the Facility, in each case securing certain of the Notes and other amounts owing under the Operative Documents, subject only to Permitted Liens. The Lessor, the Agent and the Lenders agree that the Lessor Mortgage may not be modified or amended in any manner without the prior written consent of the Company, which consent shall not be unreasonably withheld; provided, however,
                                                           -----------------
such consent of the Company shall not be required to the extent any such modification or amendment would constitute a further assurance of the type described in Section 8.16 hereof.

          Section 8.16   Further Assurances.  The Company will cure promptly any
                         ------------------
defects in the due execution and delivery by it of the Operative Documents, including this Agreement. The Company at its expense will promptly execute and deliver to the Agent upon request all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of the Company in the Operative Documents, including this Agreement, or to further evidence and more fully describe the collateral relating to the Facility intended as security for the Notes, or to correct any item that the Company and the Agent agree constitutes an omission or error in the Operative Documents, or more fully to state the existing security obligations set out herein or in any of the Operative Documents, or to perfect, protect or preserve any Liens created pursuant to any of the Operative Documents, or to make any recordings, to file any notices, or obtain any consents, required by the terms of the Operative Documents, all as may be necessary or appropriate in connection therewith.

          Section 8.17   Use of Proceeds; Etc.  The Lessor and the Company, as
                         --------------------
agent for the Lessor, will use the proceeds of the Loans and the LI Fundings for the purposes specified in Section 7.01(o). The Company, as agent for the Lessor, will perform and observe in all material respects its obligations under all Applicable Permits the failure to perform or observe which will have a Material Adverse Effect. The Company, as Acquisition/Construction Agent for the Lessor, will preserve, protect and maintain in effect all Applicable Permits unless the failure to maintain such Applicable Permits could not be reasonably be expected to have a Material Adverse Effect.

          Section 8.18   Maintenance; Etc.  The Company shall, as
                         -----------------
Acquisition/Construction Agent for the Lessor, preserve, protect and maintain in accordance with prudent industry practices their rights in and to the Applicable Permits that are necessary for and material to the operation of the Facility the failure to have or maintain which would have a Material Adverse Effect; and the Company shall defend and hold harmless the Lessor, the Agent and each Lender from and against any cost, liability or expense arising from any claim of infringement, misuse or misappropriation of any of the foregoing in accordance with the procedures set forth under Section 11.03(c).

          Section 8.19   Encroachments.  The Facility shall be situated wholly
                         -------------
within the boundary lines of the Site and shall not encroach upon any contiguous or adjoining Property (other than those portions of the Facility for which the Lessor has the right to locate and operate such portions pursuant to use or operating agreements); and the Facility shall not violate any other easements, rights-of-way, licenses or other agreements affecting the Site.

          Section 8.20   Liens, Etc.  The Company covenants and agrees that it
                         -----------
shall not directly or indirectly create or permit to be created or to remain, and at the Company's expense will discharge within ten (10) days of notice of the filing or assertion thereof, by bond, deposit or otherwise, any Lien upon the Lease or the Facility, except (i) any Lien being contested as permitted by and in accordance with Section 13 of the Lease, or (ii) Permitted Liens as provided in Section 12(a) of the Lease.

          Section 8.21   Use of Facility.  The Company shall not under any
                         ---------------
circumstance undertake to operate or use or otherwise initiate the operations at or use of the Facility except for the Permitted Use. The Company shall be fully and solely responsible for funding all costs in connection with the acquisition of, and any development, renovation, construction and installation of any enhancements or improvements located or to be located on, the Facility in excess of the limits contained in Section 2.01, it being understood and agreed that neither the Lessor, the Agent nor any Lender shall under any circumstances whatsoever be obligated to fund any amount for any of the Facility Cost in excess of the limits contained in Section 2.01.

          Section 8.22   Covenants of Lessor.  Lessor covenants and agrees that
                         -------------------
so long as it remains Lessor hereunder and under the Lease, Lessor shall preserve and maintain its corporate existence and material rights, privileges and franchises, and perform every act and discharge all of its obligations hereunder and under the Operative Documents; provided the sole remedy of the
                                             --------
parties to this Agreement for breach by Lessor of its obligations shall be to cause a successor Person satisfactory to the Required Lenders to assume the rights, duties and obligations of the Lessor hereunder and under the other Operative Documents.

          Section 8.23   Financial Covenants.  The Company shall not, directly
                         -------------------
or indirectly, permit at any time:

     (a) Maximum Leverage Ratio.  The Leverage Ratio for the Four-Quarter Period
         ----------------------
ending on the date of determination to exceed 3.00 to 1.00.

     (b) Minimum Fixed Charge Coverage Ratio.  The ratio of (i)(A) Consolidated
         -----------------------------------
EBITDA for the Four-Quarter Period ending on the date of determination plus (B)
                                                                       ----
Consolidated Operating Lease Expense for such Four-Quarter Period to (ii)(A)
                                                                  --
Consolidated Interest Expense for such Four-Quarter Period plus (B) dividends
                                                           ----
declared by the Company (whether or not paid) during such Four-Quarter Period plus (C) Consolidated Operating Lease Expense for such Four-Quarter Period plus
----                                                                       ----
(D) Consolidated Current Maturities for the Four-Quarter Period beginning on the date of determination, to be less than 3.0 to 1.0.

         Section 8.24   Debt.  The Company shall not, directly or indirectly,
                        ----
create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Debt other than the following:

     (a) obligations under the Operative Documents;

     (b) Debt set forth on Schedule 8.24 and any extension, renewal or replacement of such Debt that is on at least as favorable terms (adjusted for market conditions at the time of such extension, renewal or replacement) and that does not increase the aggregate principal of such Debt;

     (c) Debt owing by (i) the Company to any Subsidiary in any amount, (ii) the Material Subsidiaries to the Company in any amount and (iii) Subsidiaries that are not Material Subsidiaries to the Company in an aggregate outstanding amount not to exceed 10% of the Consolidated Tangible Net Worth at any time;

     (d) Debt in respect of Commercial Paper issued by the Company under a Commercial Paper Program for which the Revolving Credit Agent and Revolving Credit Lenders are providing credit enhancement as contemplated by Section 2.13 of the Revolving Credit Agreement;

     (e) Debt incurred as a result of endorsement of negotiable instruments for deposit or collection in the ordinary course of business;

     (f) Other Debt of the Company and its Subsidiaries (including any Subsidiary that is acquired by (or merged or consolidated into) the Company or a Subsidiary after the Closing Date) in an aggregate amount not to exceed $200,000,000 at any time outstanding; provided however, that:
                                      -------- -------

         (A) The incurrence of any such Debt would not result in a violation of any term of this Agreement or any other Operative Document, including without limitation, Section

     8.23 hereof, or otherwise result in a Default or Event of Default;

          (B) Such other Debt (including Debt in respect to standby letters of credit) of the Company and its Material Subsidiaries shall not exceed $175,000,000 in the aggregate at any one time outstanding and shall be pari passu in right of repayment with the obligations of the Company under the Operative Documents;

          (C) Such other Debt of Subsidiaries that are not Material Subsidiaries shall not exceed $50,000,000 in the aggregate at any one time outstanding; and

          (D) Such other Debt (1) secured by Purchase Money Liens, (2) constituting Capitalized Lease Obligations and (3) assumed by the Company or any Subsidiary in connection with any transaction of merger or consolidation with any Person or in connection with the acquisition by the Company or a Subsidiary of all or substantially all of the assets constituting the business or a division or operating unit of a Person and which such assumed Debt is secured by a Lien on assets acquired in connection with such merger, consolidation or acquisition, shall not exceed $50,000,000 in the aggregate at any one time outstanding.

          Section 8.25   Investments: Acquisitions.  The Company shall not,
                         -------------------------
directly or indirectly, do any of the following:

     (i) Acquire or purchase, or permit any Subsidiary to acquire or purchase, all or substantially all of the assets constituting the business or a division or operating unit of any Person or (ii) acquire, or make purchase, or permit any Subsidiary to acquire, make or purchase, any Investment or (iii) permit any Investment of the Company or any Subsidiary to be outstanding on and after the Closing Date other than the following:

          (a) Investments in Subsidiaries in existence on the Closing Date and disclosed in Schedule 8.25, together with any increases in such Investments after the Closing Date in Material Subsidiaries;

          (b) Investments that constitute Debt permitted under Section 8.24;

          (c) Loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business consistent with past practices not to exceed $10,000,000 in the aggregate at any one time;

          (d) Investments in "Eligible Investments" described in, and in accordance with the Company's Cash Investment Policy (as set forth on Exhibit M to the Revolving Credit Agreement), a copy of which as in effect on the Closing Date has been furnished to the Agent, as such Cash Investment Policy is amended or otherwise modified from time to time on terms not inconsistent with such Cash Investment Policy as currently in effect;

          (e) Acquisitions or purchases by the Company or any Material Subsidiary of all or substantially all of the assets constituting the business or a division or operating unit of any Person, and the making of Investments in Material Subsidiaries which Investments are not otherwise subject to any of the preceding subsections; provided, however, that during any Fiscal Year, (A) the
                       --------  -------
amount of cash paid, together with the fair market value of all other assets (excluding assets of the type described in the following clause (B)) conveyed, by the Company and its Material Subsidiaries in consideration for such acquisitions, purchases and Investments shall not exceed $150,000,000 in the aggregate and (B) the market value of all capital stock, warrants and options to acquire capital stock, of the Company conveyed by the Company in consideration for such acquisitions, purchases and Investments shall not exceed $400,000,000 in the aggregate; provided, further, however, neither the Company nor any
                  --------  -------  -------
Material Subsidiary shall effect any one such acquisition, purchase or Investment (or series of related acquisitions, purchases or Investments) without the prior written consent of the Required Lenders if the market value of the capital stock, warrants and options to acquire capital stock, of the Company to be conveyed by the Company in consideration for such acquisition, purchase or Investment equals or exceeds $300,000,000 in the aggregate; and

          (f) Acquisitions or purchases by any Subsidiary that is not a Material Subsidiary of all or substantially all of the assets constituting the business or a division or operating unit of any Person, and the making by the Company or any Subsidiary after the Closing date of Investments in Persons that are not Material Subsidiaries; provided, however, (A) the aggregate consideration paid
                       --------  -------
(excluding any Debt assumed in connection with such acquisition, purchase or Investment) for such acquisitions, purchases and Investments and (B) the aggregate amount of increases after the Closing Date in Investments in such Persons that are not Material Subsidiaries existing as of the Closing Date, shall not exceed $100,000,000 in the aggregate during any Fiscal Year and $300,000,000 during the term of this Agreement.

     All cash, the market value of all capital stock, warrants and options to acquire capital stock, of the Company and the fair market value of all other assets conveyed by the Company as consideration for any transaction of merger or consolidation effected by the Company or a Subsidiary and which is permitted under Section 8.04, shall be included in determinations of the Company's compliance with the immediately preceding subsections (e) and (f).

          Section 8.26   Dividends and Other Restricted Payments.  Except for
                         ---------------------------------------
dividends or other distributions in respect of capital stock payable solely in shares of such capital stock and dividends or other distributions payable by any Subsidiary to the Company or any of its other Subsidiaries, declare, make or pay, or incur any liability to declare, make or pay, and shall not permit any Subsidiary to declare, make or pay, or to incur any liability to declare, make or pay, any Restricted Payment if a Default or Event of Default (a) shall have occurred and be continuing or (b) would result after giving effect thereto.

         Section 8.27   Hedging Obligations.  The Company will not, directly or
                        -------------------
indirectly, create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Hedging Obligations other than the following:

     (a) Hedging Obligations under Interest Rate Agreements for notional amounts not to exceed $300,000,000 in the aggregate at any one time.

     (b) Hedging Obligations under foreign currency exchange agreements, forward contracts and other foreign currency transactions that are intended to hedge identifiable foreign currency exposures consistent with the practice of the Company and its Subsidiaries as of the Closing Date; and

     (c) Hedging Obligations under commodity swap or option arrangements or other forward commodities contracts for notional amounts not to exceed $50,000,000 in the aggregate at any one time.

         Section 8.27   Facility Plan.  The Company shall deliver the Facility
                        -------------
Plan to the Lessor and the Agent on or before the Completion Date. The Facility Plan shall have been prepared in good faith on the basis of assumptions deemed reasonable by the Company and accurately reflect in all respects all material costs incurred and/or anticipated to be incurred in connection with achieving Completion.

         Section 8.27   Appraisal.   The Company shall deliver the Approved
                        ---------
Appraisal to the Lessor and the Agent on or before the Completion Date. The Approved Appraisal shall indicate that the projected fair market value of the Facility as of the expiration of (A) the Construction Period and (B) the Basic Term (in each case after giving effect to the proposed improvements and enhancements to be renovated or constructed on the Site in accordance with the Facility Plan), is not less than the Facility Cost.


                                  ARTICLE IX

                               Events of Default

          Section 9.01  Events of Default.  The occurrence and continuation of
                        -----------------
any one or more of the following events shall constitute an "Event of Default".
                                                             ----------------

          (a) The Company, as Acquisition/Construction Agent for the Lessor, (i) shall default in the payment of any principal of any Loan or LI Funding when due; or (ii) shall default in the payment of any interest on any Loan or LI Yield and such failure shall continue for a period of five (5) Business Days following notice from the Agent or the Lessor of nonpayment; or (iii) shall default in the payment of any fees or other amounts payable by it hereunder or under the Operative Documents, to the Agent and the Lenders when due, or shall default in the payment of any other amounts payable hereunder or under any other Operative Documents to agents, attorneys and consultants of the Agent or any Lender when due, and the continuance of such nonpayment for thirty (30) days following notice thereof from the Agent or the Lessor; or

          (b) Any representation, warranty, certification or statement made by the Company or the Lessor in Article VII of this Agreement or in any other Operative Document or in any certificate, financial statement or other document delivered pursuant to this Agreement or any other Operative Document shall prove to have been incorrect or misleading in any material respect when made or reaffirmed (or deemed made or reaffirmed); or

          (c) The Company or the Lessor shall fail to observe or perform any covenant or agreement contained in Section 8.01(c), in clause (ii) of Section 8.02, in Sections 8.03 through 8.07 inclusive, or in Sections 8.23 through 8.27 inclusive, of this Agreement; or

          (d) The Company or the Lessor shall fail to observe or perform any covenant or agreement contained or incorporated by reference in this Agreement (other than those covered by paragraphs (a) and (c) above), and such failure shall not have been cured within 30 days, after the earlier to occur of (i) written notice thereof has been given to the Lessor and the Company by the Agent at the request of the Required Lenders or (ii) an executive, senior financial or accounting officer of the Company otherwise becomes aware of any such failure; or

          (e) An "Event of Default" under or as defined in (i) the Lease or (ii) any other Operative Document or (iii) the Revolving Credit Agreement (excluding, however, any such "Event of Default" arising from a material adverse change or a change of control thereunder) shall occur; or

          (f) The Company or any Material Subsidiary shall fail to make any payment in respect of Debt outstanding in an aggregate principal amount equal to or greater than $10,000,000 (excluding Debt incurred pursuant hereto) after the expiry of any applicable grace period; or

          (g) Any other event or condition shall occur which (i) results in the acceleration of the maturity of Debt (other than Debt which would not constitute a "liability" in accordance with GAAP) outstanding of the Company or any Material Subsidiary in an aggregate principal amount equal to or greater than $10,000,000 (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Company or any Material Subsidiary) or (ii) enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Debt or any Person acting on such holders' behalf to accelerate the maturity thereof (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Company or any Material Subsidiary); or

          (h) The Company or any Material Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

          (i) An involuntary case or other proceeding shall be commenced against the Company or any Material Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Company or any Material Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

          (j) The Company or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Company, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or

          (k) One or more judgments or orders for the payment of money in an aggregate amount in excess of $10,000,000 shall be rendered against the Company or any Material Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 60 days; or

          (l) A federal tax lien shall be filed against the Company under
Section 6323 of the Code or a lien of the PBGC shall be filed against the Company under Section 4068 of ERISA and if in either case the amount involved is in an aggregate amount in excess of $10,000,000 and such lien shall remain undischarged for a period of 25 days after the date of filing;

          (m) Any of the Operative Documents shall cease, for any reason, to be in full force and effect or the Company shall so assert;

          (n) The Company shall abandon the Facility as contemplated by Section 17(a)(viii) of the Lease; or

          (o) A Hostile Change of Control shall occur or any Non-Hostile Successor shall no longer be an A-Rated Company;

unless in any event, the Company (or any Affiliate thereof) pays the Termination
------
Value or acquires the Facility by payment in full of the Purchase Price within five (5) Business Days after the occurrence of such event or existence of such condition.

          Section 9.02   Remedies.  Upon the occurrence and continuation of any
                         --------
Event of Default:

          (a) in the case of an Event of Default (other than one referred to in Sections 9.01(h) or (i)), the Agent may and, upon request of the Required Lenders, shall, by notice to the Lessor and the Company, cancel the Commitments and/or declare the principal amount then outstanding of and the accrued interest on the Loans and the principal amount and accrued LI Yield on the LI Fundings and all other amounts payable by the Lessor or by the Company, as Acquisition/Construction Agent for the Lessor, hereunder, under the Notes to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Company and the Lessor; and

          (b) in the case of the occurrence of an Event of Default referred to in Sections 9.01(h) or (i), the Commitments shall be automatically cancelled and the principal amount then outstanding of and the accrued interest on the Loans (including without limitation all Accrued Construction Period LI Yield) and the principal amount and accrued LI Yield on the LI Fundings and all other amounts payable by the Lessor or the Company as Acquisition/Construction Agent for the Lessor hereunder, under the Notes, and under the other Operative Documents shall become automatically immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Company and the Lessor.

          (c) Notwithstanding Sections 9.02(a) and (b), the Company may cure any Default or Event of Default under Section 9.01 by paying the Termination Value or purchasing the Facility as provided in Section 15(c) of the Lease for the Purchase Price.

          (d) If the Required Lenders shall have instructed the Agent to foreclose on the Facility and other collateral in accordance with the Security Instruments and the Lease, then the net cash sales or foreclosure proceeds to be received must at least equal an amount equal to the Funded Amount, plus all other amounts then owing to the Lenders hereunder and under the other Operative Documents. In the event that all of the Lenders and the Lessor have been repaid in full in accordance with this Agreement with respect to amounts owing to them as Lenders and the Lessor, or if the Company or any of its Affiliates shall have acquired all of the Notes and redeemed the Lessor Investment, the Agent shall act or refrain from acting, and shall be fully protected in acting or refraining from acting, in accordance with instructions signed solely by the Required Lenders. Instructions of the Required Lenders and any action taken or failure to act pursuant thereto, shall be binding on all of the Lenders.

          (f) The Agent and the Lenders agree not to exercise their remedies against the Facility under the Security Instruments unless an Event of Default has occurred and is continuing hereunder and the Lease has terminated and the Company (or any Affiliate thereof) shall not have purchased the Facility on or before the Cancellation Date.


                                   ARTICLE X

                                   The Agent

          Section 10.01  Appointment, Powers and Immunities.  Each Lender hereby
                         ----------------------------------
appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement of this Agreement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the

Required Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that the Agent shall not be required to
                      --------  -------
take any action which exposes the Agent to personal liability or which is contrary to this Agreement or applicable law. The Agent agrees to give to each Lender prompt notice of each notice given to it by the Lessor, the Company pursuant to the terms of this Agreement or any of the Operative Documents.

          Section 10.02  Reliance by Agent.  None of the Agent or any of its
                         -----------------
respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent:
(a) may treat the payee of any Note as the holder thereof until the Agent receives and accepts an Assignment and Acceptance entered into by the Lender which is the payee of such Note as assignor, and an Eligible Assignee, as assignee, as provided in Section 11.06; (b) may consult with legal counsel (including counsel for the Company, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or any of the other Operative Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any of the other Operative Documents on the part of the Company or to inspect the Facility or the property (including the books and records) of the Company; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Operative Documents or any other instrument or document furnished pursuant hereto; (f) shall incur no liability under or in respect of this Agreement or the Operative Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopier, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties; and (g) shall act or refrain from acting, and shall be fully protected in acting or refraining from acting, in foreclosing on the Facility in accordance with the Security Instruments, upon receiving instructions signed by the Required Lenders.

          Section 10.03  Defaults.  The Agent shall not be deemed to have
                         --------
knowledge of the occurrence of a Default (other than the non-payment of principal of or interest on Loans or of fees or of LI Fundings or of LI Yield) unless the Agent has received notice from a Lender, the Company or the Lessor specifying such Default and stating that such notice is a "Notice of Default." In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Lenders (and shall give each Lender prompt notice of each such non-payment). The Agent shall (subject to Section 10.07) take such action with respect to such Default as shall be directed by the Required Lenders as provided in Section 10.02, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders.

          Section 10.04  Rights as a Lender.   With respect to its Commitment,
                         ------------------
the Loans made by it and the Notes issued to it, Wachovia shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Wachovia in its individual capacity. Wachovia and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Company, any of its Subsidiaries and any Person who may do business with or own securities of the Company or any of its Subsidiaries, all as if Wachovia were not the Agent and without any duty to account therefor to the other Lenders.

          Section 10.05  Indemnification.  The Lenders agree to indemnify the
                         ---------------
Agent (to the extent not reimbursed by the Lessor or the Company), ratably according to the respective principal amounts of the Notes then held by each of them (or if no Notes are at the time outstanding or if any Notes are held by Persons which are not Lenders, ratably according to the respective amounts of the Aggregate Loan Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, orders, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any of the Operative Documents or any action taken or omitted by the Agent under this Agreement or any of the Operative Documents, provided that no Lender shall be liable for any portion of such
           --------
liabilities, obligations, losses, damages, penalties, actions, judgments, orders, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings, in bankruptcy or insolvency proceedings, or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or the other Operative Documents, to the extent that the Agent is not reimbursed for such expenses by the Company.

          Section 10.06  Non-Reliance on Agent and other Lenders.  Each Lender
                         ---------------------------------------
acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on the financial statements referred to in Section
7.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Company, the Lessor or the affiliates of either of them, which may come into the possession of the Agent or any of its affiliates.

          Section 10.07  Failure to Act.  The Agent shall in all cases be fully
                         --------------
justified in failing or refusing to act hereunder or under the Operative Documents unless it shall be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action.

          Section 10.08  Resignation or Removal of Agent.  The Agent may resign
                         -------------------------------
at any time by giving written notice thereof to the Lenders, the Lessor and the Company and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent with the Company's prior consent, which consent shall in no event be unreasonably withheld, provided that such consent
                                                    -------------
by the Company shall not be required in the event that (i) a Default or Event of Default is in existence, or (ii) such successor Agent is then a Lender or an Affiliate of a Lender. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then such retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a Lender and a commercial bank organized, or authorized to conduct a banking business, under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, each successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the Operative Documents. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.


                                  ARTICLE XI

                                 Miscellaneous

          Section 11.01  Amendments, Etc.   No amendment or waiver of any
                         ----------------
provision of this Agreement or the Notes, and no consent to any departure by the Company or the Lessor therefrom, shall be effective against the Company, the Lessor, the Agent or the Lenders unless it shall be in writing and signed by the Company, the Required Lenders and the Lessor, and no amendment or waiver of any provision of any Operative Documents, and no consent to any departure by the Company or the Lessor therefrom, shall be effective against the Company, the Lessor, the Agent or the Lenders unless signed by the Persons executing such Operative Document, the Company, the Agent with the consent of the Required Lenders and the Lessor; and in any event, any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (1) no such amendment, waiver or consent shall,
       --------  -------
unless in writing and signed by the Company, all the Lenders and the Lessor, be effective to: (a) waive any of the conditions specified in Article VI, (b) amend this Section 11.01, (c) except as otherwise permitted in this Agreement or the other Operative Documents, permit the creation of any Lien (other than Permitted Liens) on the Collateral equal to or prior to the interests of the Lenders and the Lessor, sell or otherwise dispose of any portion of the Collateral or release any Lien created under the Operative Documents, (d) waive the terms of any payment obligation, amend or modify the order of application of payments and proceeds, or (e) change the requirements set forth in Schedule 1.02(a) necessary
                                                      ----------------
to achieve Completion; (2) no such amendment, waiver or consent shall, unless in writing and signed by the Company and all the Tranche A Lenders, be effective to: (a) increase the Tranche A Aggregate Loan Commitments or subject the Lenders to any additional obligations, (b) reduce the principal of, or interest on, the Tranche A Notes, or any commitment fees hereunder, (c) postpone any date fixed for any payment of principal of, or interest on, the Tranche A Notes, or any commitment fees hereunder, (d) change the percentage of the Tranche A Aggregate Loan Commitments or of the aggregate unpaid principal amount of the Tranche A Notes, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this Agreement; (3) no such amendment, waiver or consent shall, unless in writing and signed by the Company and all the Tranche B Lenders, be effective to: (a) increase the Tranche B Aggregate Loan Commitments or subject the Lenders to any additional obligations, (b) reduce the principal of, or interest on, the Tranche B Notes, or any commitment fees hereunder, (c) postpone any date fixed for any payment of principal of, or interest on, the Tranche B Notes, or any commitment fees hereunder, (d) change the percentage of the Tranche B Aggregate Loan Commitments or of the aggregate unpaid principal amount of the Tranche B Notes, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this Agreement and (4) no such amendment, waiver or consent shall, unless in writing and signed by the Lessor and the Company, be effective to: (a) increase the Lessor's Investment Commitment, or subject the Lessor to any additional obligations, (b) reduce the principal amount of or LI Yield on LI Fundings, or any Fees payable with respect thereto,
(c) postpone any date fixed for any payment of principal of LI Fundings, or LI Yield, or any fees payable; provided, further, that no amendment, waiver or
                            --------  -------
consent shall, unless in writing and signed by the Agent in addition to the Lenders, the Lessor and other Persons required hereinabove to take such action, affect the rights or duties of the Agent under this Agreement, or any Note.

          Section 11.02  Notices.  Except as otherwise provided in Article II or
                         -------
Article V, all notices and other communications provided for hereunder shall be in writing (including by telecopier and other readable communication) and mailed by certified mail, return receipt requested, telecopied or otherwise transmitted or delivered, if to the Company, at One Technology Parkway, South, Norcross, Georgia 30092-2967, Attention: Harvey A. Wagner, Telecopier: (770) 903-4700, with a copy to Lessee at Lessee's address but to the Attention of William Eason, Esq., Telecopier (770) 903-4823 and a copy to Charles T. Sharbaugh, Esq., Paul, Hastings, Janofsky & Walker, Suite 2400, 600 Peachtree Street, Atlanta, Georgia 30308, Telecopier (404)815-2424; if to any Lender, at its address set forth under its name on its signature page hereto; if to the Agent, 191 Peachtree Street, N.E., Atlanta, Georgia 30303, Attention: Vice President, Southeast Corporate Division, Telecopier: 404-332-5016; if to the Lessor at 191 Peachtree Street, N.E., Atlanta, Georgia 30303, Attention: TOOL Product Manager,
Telecopier: 404-332-4005; or, as to each party at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, if so mailed, telecopied or otherwise transmitted, be effective when received, if mailed, or when the appropriate answer back or other evidence of receipt is given, if telecopied or otherwise transmitted, respectively. A notice received by the Agent or a Lender by telephone pursuant to Article II or Article V shall be effective if the Agent or Lender believes in good faith that it was given by an authorized representative of the Company and acts pursuant thereto, notwithstanding the absence of written confirmation or any contradictory provision thereof.

          Section 11.03  Payment of Expenses, Indemnities, etc.
                         -------------------------------------

          (a) The Company as Acquisition/Construction Agent for the Lessor agrees to pay on demand (i) all reasonable fees and out-of-pocket expenses of counsel for the Agent in connection with the preparation, execution and delivery of this Agreement, the Notes, the other Operative Documents and the other documents to be delivered hereunder and the fulfillment or attempted fulfillment of conditions precedent hereunder, (ii) all reasonable costs and expenses incurred by the Agent and its Affiliates in initially syndicating all or any portion of the Commitments hereunder, including, without limitation, the related reasonable fees and out-of-pocket expenses of counsel for the Agent or its Affiliates, travel expenses, duplication and printing costs and courier and postage fees, and excluding any syndication fees paid to other parties joining the syndicate and (iii) all out-of-pocket costs and expenses, if any, incurred by the Agent and the Lenders in connection with the enforcement (whether through negotiations, legal proceedings in bankruptcy or insolvency proceedings, or otherwise) of this Agreement, the Notes, the other Operative Documents and the other documents to be delivered hereunder and thereunder, including the reasonable fees and out-of-pocket expenses of counsel. In furtherance of and not in limitation of the foregoing, the Company shall pay all fees, costs and expenses incurred in obtaining the Facility Plan, the Approved Appraisal, the environmental report referred to in
Section 6.01(i), the title policy referred to in Section 6.01(m), the Surveys and the Related Contracts. The Company shall indemnify the Lessor, the Agent and each Lender against any transfer taxes, documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of any of the Operative Documents.

          (b) The Company agrees, in addition to any other indemnity obligations set forth in any Operative Document, to indemnify and save harmless, the Lessor, the Agent, each Lender and any of their successors and assigns, and their respective officers, directors, incorporators, shareholders, employees, agents, partners, attorneys, affiliates and servants (individually an "Indemnified
                                                               -----------
Party" and collectively the "Indemnified Parties") from and against all
-----                        -------------------
liabilities, Liens, Taxes, losses, obligations, claims, damages (including, without limitation, penalties, fines, court costs and administrative service fees), penalties, demands, causes of action, suits, proceedings (including any investigations, litigation or inquiries), judgments, orders, sums paid in settlement of claims, and costs and expenses of any kind or nature whatsoever, including, without limitation, reasonable attorneys' fees and expenses and all other expenses incurred in connection with investigating, defending or preparing to defend any cause of action, suit or proceeding (including any investigations, litigation or inquiries) or claim which may be incurred by or asserted against or involve any of them (whether or not any of them is named as a party thereto) as a result of, arising directly or indirectly out of or in any way related to
(i) any actual or proposed use by the Lessor or the Company of the proceeds of any of the Loans or LI Fundings, (ii) any other aspect of this Agreement, the Notes, and the other Operative Documents, (iii) the operations of the business of the Company,

(iv) the failure of the Company to comply with any Governmental Requirement (including, without limitation, design, construction, manufacture, engineering, assembly, installation, use, operation or ownership of the Facility or any portion thereof), (v) the breach of any representation or warranty set forth herein regarding Environmental Requirements, (vi) the failure of the Company as Acquisition/Construction Agent for the Lessor to pay any amount required to be paid hereunder, including, without limitation, principal and interest on the Notes or the Lessor Investment and LI Yield (whether or not the Lease has terminated), (vii) the failure of the Company to perform any obligation herein required to be performed pursuant to Environmental Requirements, or any act or omission which occurred or will occur at any prior or subsequent time, or any condition or state of facts in existence at any prior or subsequent time relating in any way to the Facility which gives rise to any liability or obligation under any Environmental Requirement or gives rise to any Environmental Damages, (viii) the Lessor's ownership and leasing of the Facility pursuant to the Lease, (ix) the sale of any portion of the Facility either to the Company or any other Person pursuant to the provisions of the Lease, (x) all acts or omissions of the Company, (xi) any Imposition, Lien, judgment, order, tax, or other payment owing in respect of the Facility or which the Company is obligated to discharge or pay to any Person, (xii) any action or omission of the Company pursuant to, or breach of or failure to perform under, the Agency Agreement, (xiii) any injury to, or death of, any Person, or damage to or loss of Property to the extent not reimbursed by insurance prior to the Indemnified Party having to make any payment in respect thereof, or any other thing occurring on or resulting from activities on the Facility or any portion thereof, (xiv) the renovation, construction, leasing, subleasing, operation, occupancy, possession, use or non-use by the Company (whether in its individual capacity or as Acquisition/Construction Agent for the Lessor) of the Facility or any portion thereof, or the condition of the Facility or any portion thereof,
(xv) any Default or Event of Default under the Lease or this Agreement, (xvi) any act or omission of the Company or its agents, contractors, licensees, invitees, representatives or any other Person on or relating to, or in connection with, the ownership, renovation, construction, leasing, subleasing, operation, management, maintenance, occupancy, possession, use, non-use or condition of the Facility or any portion thereof, (xvii) performance of any labor or services or furnishing of any materials or other Property in respect of the Facility or any portion thereof, (xviii) any permitted contest referred to in Section 13 of the Lease, (xix) any claims for patent, trademark, trade name or copyright infringement or (xx) any violation by the Company of any Operative Document or any Related Contracts or any other contract or agreement to which the Company is a party, or of any Insurance Requirement, in each case affecting any Indemnified Party, the Facility or any portion thereof or the ownership, operation, occupancy, possession, use, non-use or condition thereof, in each case regardless of the acts or omissions of any Indemnified Party, it being the intent of the Company, to the fullest extent permitted by applicable law, to indemnify the Indemnified Parties for their own negligent acts or omissions (other than gross negligence or wilful misconduct) in connection with any of the foregoing (collectively, the "Indemnified Risks"); provided, however, that no Indemnified Party shall be
------------------    --------  -------
entitled to indemnity (or any other payment or reimbursement) for any Indemnified Risks to the extent such Indemnified Risks result from or arise out of one or more of the following: (1) any representation or warranty by such Indemnified Party in the Operative Documents being incorrect; (2) the willful misconduct or gross negligence of, or the violation of any law, rule or regulation binding upon such Indemnified Party; (3) the failure on the part of the Lessor or the Agent to distribute in accordance with this Agreement any amounts received and distributable by it hereunder; (4) a claim arising from the offer, sale or delivery of a Note or an interest in a Note or this Agreement by such Indemnified Party (other than the Lessor, subject nevertheless to clause
(2) above) for a violation of any Governmental Requirement unless such violation was caused by some performance or nonperformance of the Company; (5) claims of such Indemnified Party which is a Lender or the Agent arising because of a claim against such Indemnified Party brought by another Lender or the Agent; (6) any claim for economic losses based upon the rate of return of the Loans; and (7) payment of the principal of the Tranche B Loans or the LI Fundings in the circumstances described in Section 3.05(b), if the Company shall have paid the Final Rent Payment or the Completion Costs Payment, as applicable, and complied with its other obligations under the Operative Documents.

          (c) If a claim is to be made by an Indemnified Party under this Section, the Indemnified Party shall give written notice to the Company promptly after the Indemnified Party receives actual notice of any cause of action, suit, proceeding, claims or expense incurred or instituted for which the indemnification is sought. If requested by the Company in writing, and so long as no Default or Event of Default shall have occurred and be continuing, the Company may, at its election, conduct the defense of any such cause of action, suit, proceeding or claim to the extent such contest may be conducted in good faith on legally supported grounds. If any lawsuit or enforcement action is filed against any Indemnified Party entitled to the benefit of indemnity under this Section, written notice thereof shall be given to the Company as soon as practicable (and in any event within 15 days after the service of the citation or summons). Notwithstanding the foregoing, the failure so to notify the Company as provided in this Section will relieve the Company from liability hereunder only if and to the extent that such failure results in the forfeiture by the Company of substantive rights and defenses. After such notice, the Company shall be entitled, if it so elects, to take control of the defense and investigation of such lawsuit or action and to employ and engage counsel of its own choice reasonably acceptable to the Indemnified Party to handle and defend the same, at the Company's cost, risk and expense; provided, however, that the Company and its counsel shall
                  --------  -------
proceed with diligence and in good faith with respect thereto. If (i) the engagement of such counsel by the Company would present a conflict of interest which would prevent such counsel from effectively defending such action on behalf of the Indemnified Party, (ii) the defendants in, or targets of, any such lawsuit or action include both the Indemnified Party and the Company, and the Indemnified Party reasonably concludes that there may be legal defenses available to it that are different from or in addition to those available to the Company, (iii) the Company fails to assume the defense of the lawsuit or action or to employ counsel reasonably satisfactory to such Indemnified Party, in either case in a timely manner, or (iv) a Default or Event of Default shall occur and be continuing, then such Indemnified Party may employ separate counsel to represent or defend it in any such action or proceeding and the Company will pay the reasonable fees and disbursements of such counsel; provided, however,
                                                           --------  -------
that each Indemnified Party shall endeavor, but shall not be obligated, in connection with any matter covered by this Section which also involves other indemnitees, to use reasonable efforts to avoid unnecessary duplication of efforts by counsel for all indemnitees. The Indemnified Party shall cooperate (with all claims and expenses associated therewith to be paid by the Company) in all reasonable respects with the Company and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom and the Indemnified Party may participate in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. If (i) the Company is required to indemnify an Indemnified Party pursuant hereto and (ii) the Company has provided evidence reasonably satisfactory to such Indemnified Party that the Company has the financial wherewithal to reimburse such Indemnified Party for any amount paid by such Indemnified Party with respect to such indemnified proceeding, then such Indemnified Party shall not settle or compromise any such indemnified proceeding without the prior written consent of the Company (which consent shall not be unreasonable withheld or delayed) and shall only settle or compromise any such indemnified proceeding on reasonable terms.

     Any indemnity provided by the Company under any Operative Document, notwithstanding any provision contained therein to the contrary, shall be governed by the provisions of this Section 11.03.

          (d) The obligations of the Company under this Section 11.03 shall survive the expiration or any termination of this Agreement (whether by operation of law or otherwise) and the payment of amounts owed by the Lessor and the Company under this Agreement, the Notes and the other Operative Documents, and shall also expressly survive any sale, transfer or conveyance of the Facility made by the Lessor pursuant to the Lease.

          (e) Upon demand for payment by any Indemnified Party of any Indemnified Risks incurred by it for which indemnification is sought, the Company shall pay when due and payable the full amount of such Indemnified Risks to the appropriate party, unless and only so long as: (i) the Company shall have assumed the defense of such action and is diligently prosecuting the same; (ii) the Company is financially able to pay all its obligations outstanding and asserted against the Company at that time, including the full amount of the Indemnified Risks; and (iii) the Company has taken all action as may be reasonably necessary to prevent (1) the collection of such Indemnified Risks from the Indemnified Party; (2) the sale, forfeiture or loss of the Facility or any portion thereof during such defense of such action; and (3) the imposition of any civil or criminal liability for failure to pay such Indemnified Risks when due and payable.

          (f) The Company acknowledges and agrees that (i) its obligations under this Section 11.03 are intended to include and extend to any and all liabilities, Liens, Taxes, losses, obligations, claims, damages (including, without limitation, penalties, fines, court costs and administrative service fees), penalties, demands, causes of action, suits, proceedings (including any investigations, litigation or inquiries), judgments, orders, sums paid in settlement of claims, costs and expenses (including, without limitation, response and remediation costs, stabilization costs, encapsulation costs, and treatment, storage or disposal costs), imposed upon or incurred by or asserted at any time against any Indemnified Party (whether or not indemnified against by any other party) as a result of, arising directly or indirectly out of or in any way related to (A) the treatment, storage, disposal, generation, use, transport, movement, presence, release, threatened release, spill, installation, sale, emission, injection, leaching, dumping, escaping or seeping of any Hazardous Materials at or from the Facility or any part thereof; (B) the violation or alleged violation of any Environmental Laws relating to or in connection with the Facility or any part thereof or any acts or omissions thereon or relating thereto; (C) all other federal, state and local laws designed to protect the environment or persons or property therein, whether now existing or hereinafter enacted, promulgated or issued by any governmental authority relating to or in connection with the Facility or any part thereof or any acts or omissions thereon or relating thereto; (D) the Company's failure to comply with its obligations under Section 7 of the Lease; and (E) any abandonment of the Facility by the Company; provided, however that no Indemnified Party shall be
                         --------  -------
entitled to indemnity or any other payment or reimbursement for any of the types of claims enumerated in this Section 11.03(f) to the extent such claims result from or arise out of the willful misconduct or gross negligence of such Indemnified Party; and (ii) the indemnification provided for under this Section 11.03(f) shall be governed by the procedures set forth in Sections 11.03(c)-(e) above.

          (g) Without limiting the generality of the foregoing provisions of this Section 11.03, the Company agrees to pay or reimburse, promptly upon demand, and protect, indemnify and save harmless, the Lessor, as Lessor under the Lease, following the occurrence of a Termination Event, from any action by any owner of an interest in the Facility (other than a Co-Lessee) which causes the Lessor, as Lessor under the Lease, any delay in exercising its remedies, or results in the reduction of the Lessor's remedies, under the Lease. Upon demand of the Lessor, as Lessor under the Lease, for indemnification pursuant to this
Section 11.03(g), the Company agrees that it will, within twenty (20) days of such demand from the Lessor, (a) purchase the Notes from the Lenders for a purchase price equal to the principal balance, accrued, unpaid interest, fees and expenses, and all other amounts then owing by the Lessor to the Lenders as advised to the Company in writing by the Agent, and (b) redeem the Lessor Investment for a purchase price equal to the outstanding amount thereof, accrued and unpaid LI Yield, fees and expenses, and all other amounts then owing by the Lessor to the Lenders as advised to the Company and in writing to the Agent.

          (h) In case any action shall be brought against any Indemnified Party in respect of which indemnity may be sought against the Company, such Indemnified Party shall promptly notify the Company in writing, but the failure to give such prompt notice shall not relieve the Company from liability hereunder.

          Section 11.04  No Waiver; Remedies.  No failure on the part of any
                         -------------------
Lender, the Agent or the Lessor to exercise, and no delay in exercising, any right hereunder or under any Note, any Operative Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or under any Note, or Operative Document preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          Section 11.05  Right of Set-Off.  Upon the declaration of the Notes as
                         ----------------
due and payable pursuant to the provisions of Section 9.02, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Company against any and all of the obligations of the Company now or hereafter existing under this Agreement, the Notes of the Company held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement, such Notes and although such obligations may be unmatured. Each Lender agrees promptly to notify the Company after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the
             --------
validity of such set-off and application.  The rights of each Lender under this
Section 11.05 are in addition to
other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

          Section 11.06  Assignments and Participations.
                         ------------------------------

          (a) Neither the Lessor nor the Company may assign its rights or obligations hereunder or under the Notes or any other Operative Document without the prior consent of all of the Lenders and the Agent. Except during the existence of an Event of Default, neither the Lessor nor the Agent may, without the prior written consent of the Company, assign any interest under the (i) Ground Lease, except in accordance with Section 9 thereof, or (ii) the Lease, except in accordance with Sections 12 and 21 thereof.

          (b) Each Lender may at any time assign to one or more banks or other financial institutions all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loan Commitment, the Loans owing to it and the Note held by it) and the assignee thereof shall assume all such rights and obligations pursuant to an Assignment and Acceptance; provided, however, that (i) each such assignment shall be of a
                --------  -------
constant, and not a varying, percentage of all rights and obligations under this Agreement, (ii) no interest may be sold by a Lender pursuant to this Section 11.06(b) unless the assignee shall agree to assume ratably equivalent portions of the assigning Lender's rights and obligations under this Agreement, (iii) the amount of the Loan Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000, or integral multiples of $1,000,000 in excess thereof, in the case of assignments of Loan Commitments (or, if less, the entire Commitment of the assigning Lender), (iv) each such assignment shall be to an Eligible Assignee, (v) a Lender may not have more than two (2) assignees that are not then Lenders at any one time and (vi) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note subject to such assignment and a processing and recordation fee of $2,500, and shall send to the Company an executed counterpart of such Assignment and Acceptance. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

          (c) By executing and delivering an Assignment and Acceptance, each assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or the performance or observance by the Company of any of its obligations under this Agreement or any other Operative Document; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 7.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as either a Lender.

          (d) The Agent shall maintain at its address referred to in Section
11.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Loan Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be
                        --------
conclusive and binding for all purposes, absent manifest error, and the Company, the Lessor, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Company or any Lender at any reasonable time and from time to time upon reasonable prior notice. Upon the acceptance of any Assignment and Acceptance for recordation in the Register, Exhibit D hereto shall be deemed to be amended to reflect either
              ---------
the revised Loan Commitments of the Lenders parties to such

Assignment and Acceptance as well as administrative information with respect to any new Lender as such information is recorded in the Register.

          (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with any Note subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of

Exhibit D hereto, (i) accept such Assignment and Acceptance, (ii) record the
---------
information contained therein in the Register and (iii) give prompt notice thereof to the Lessor, the Company; within five (5) Business Days after its receipt of such notice and its receipt of an executed counterpart of such Assignment and Acceptance, the Lessor, at the expense of the Company, shall execute and deliver to the Agent in exchange for the surrendered Note, or a new Note, as appropriate, to the order of such Eligible Assignee in an amount equal to the Loan Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Loan Commitment, a new Note, to the order of the assigning Lender in an amount equal to the Loan Commitment retained by it hereunder. Such new Note shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note, shall be dated the date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit B or Exhibit C, as applicable.
            ---------    ---------

          (f) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loan Commitment and the Loans owing to it and the Notes held by it); provided,
                                                                --------
however, that (i) such Lender's obligations under this Agreement (including,
-------
without limitation, its Loan Commitment to the Lessor hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Notes for all purposes of this Agreement, (iv) the Company, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with its rights and obligations under this Agreement and the other Operative Documents, (v) such Lender shall continue to be able to agree to any modification or amendment of this Agreement or any waiver hereunder without the consent, approval or vote of any such participant or group of participants, other than modifications, amendments and waivers which
(A) postpone any date fixed for any payment of, or reduce any payment of, principal of or interest on such Lender's Notes or (B) increase the amount of such Lender's Loan Commitment in a manner which would have the effect of increasing the amount of a participant's participation, or (C) reduce the interest rate payable under this Agreement and such Lender's Note, or (D) consent to the assignment or the transfer by the Company or the Lessor of any of its rights and obligations under this Agreement and (vi) except as contemplated by the immediately preceding clause (v), no participant shall be deemed to be or to have any of the rights or obligations of a "Lender" hereunder.

          (g) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 11.06, disclose to the assignee or participant or proposed assignee or participant any information relating to the Company furnished to such Lender by or on behalf of the Company; provided that, prior to any such disclosure, the assignee or
             --------
participant or proposed assignee or participant shall agree in writing for the benefit of the Company to preserve the confidentiality of any confidential information relating to the Company received by it from such Lender in a manner consistent with Section 11.13.

          (h) Anything in this Agreement to the contrary notwithstanding, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Loans owing to it) and the Note issued to such Lender hereunder in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System (or any successor regulation) and the applicable operating circular of such Federal Reserve Bank.

          (i) Notwithstanding any other provision of this Agreement or any other Operative Document, neither the Company nor any of its respective Affiliates may acquire any of the Notes or the Lessor Investment unless the Company or such Affiliate acquires all of the Notes and the entire Lessor Investment in a single transaction and thereby becomes bound by the provisions hereof; and unless the Company or such Affiliate shall have acquired all of the Notes and the entire Lessor Investment, it shall not be entitled to exercise any rights or remedies of a Lender under any of the Operative Documents.

          (j) Notwithstanding any other provision of this Agreement to the contrary, no assignee or participant shall be entitled to receive any greater payment under Section 4.06 or 5.03 than the transferor Lender would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Company's prior written consent or by reason of the provisions of Section 5.02 or 5.03 hereof requiring such Lender to designate a different Applicable Funding Office under certain circumstances or at a time when the circumstances giving rise to such a greater payment did not exist.

          Section 11.07  Invalidity.  In the event that any one or more of the
                         ----------
provisions contained in the Notes, this Agreement or in any other Operative Document shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of the Notes, this Agreement or any other Operative Document.

          Section 11.08  Entire Agreement.  THE NOTES, THIS AGREEMENT AND THE
                         ----------------
OTHER OPERATIVE DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE LENDERS, THE LESSOR, THE AGENT, THE COMPANY AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS AMONG SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS WRITTEN AGREEMENT, THE NOTES, AND THE OTHER OPERATIVE DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

          Section 11.09  References.  The words "herein," "hereof," "hereunder"
                         ----------
and other words of similar import when used in this Agreement refer to this Agreement as a whole, and not to any particular article, section or subsection. Any reference herein to an Article or Section shall be deemed to refer to the applicable Article or Section of this Agreement unless otherwise stated herein. Any reference herein to an exhibit or schedule shall be deemed to refer to the applicable exhibit or schedule attached hereto unless otherwise stated herein.

          Section 11.10  Successors; Survivals.  This Agreement shall be binding
                         ---------------------
upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The obligations of the Lessor and the Company under Section 4.06, Article V, and Section 11.03 shall survive the repayment of the Loans, the LI Fundings and the termination of the Commitments.

          Section 11.11  Captions.  Captions  and  section  headings appearing
                         --------
herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          Section 11.12  Counterparts.  This Agreement may be executed in any
                         ------------
number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery to the Agent of a counterpart executed by a Lender shall constitute delivery of such counterpart to all of the Lenders. This Agreement may be delivered by facsimile transmission of the relevant signature pages hereof.

          Section 11.13  Confidentiality.  Each Lender, the Agent and the Lessor
                         ---------------
(each, a "Party") agrees to exercise commercially reasonable efforts to keep any
          -----
information delivered or made available by the Company to it which is clearly indicated or stated to be confidential information (or when the circumstances under which such information is delivered or when the content thereof would cause a reasonable person to believe that such information is confidential), confidential from anyone other than Persons employed or retained by such Party who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans, the LI Fundings, or the Operative Documents (such Persons to likewise be under similar obligations of confidentiality with respect to such information); provided, however, that nothing herein shall prevent any
                      --------  -------
Party from disclosing such information (a) to any other Party, (b) upon the order of any court or administrative agency, (c) upon the request or demand of any regulatory agency or authority having jurisdiction over such Party, (d) which has been publicly disclosed, (e) to the extent reasonably required in connection with any litigation to which any Party or its respective affiliates may be a party, (f) to the extent reasonably required in connection with the exercise of any remedy hereunder, (g) to such Party's legal counsel and independent auditors, and (h) to any actual or proposed Lender, Eligible Assignee or other transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 11.13; provided
                                                                       --------
that should disclosure of any such confidential information be required by virtue of clause (b), (c) or (e) of the immediately preceding sentence, any relevant Party shall promptly notify the Company of same so as to allow the Company to seek a protective order or to take any other appropriate action;

provided, further, that no Party shall be required to delay compliance with any
--------  -------  ----
directive to disclose beyond the last date such delay is legally permissible any such information so as to allow the Company to effect any such action.

          Section 11.14  GOVERNING LAW; SUBMISSION TO JURISDICTION.
                         -----------------------------------------

          (a) This Agreement, the Notes and the other Operative Documents (including, but not limited to, the validity and enforceability hereof and thereof) shall be governed by, and construed in accordance with, the laws of the State of Georgia, other than the conflict of laws rules thereof.

          (b) The Company hereby irrevocably submits to the jurisdiction of any Georgia or Federal court sitting in Atlanta, Georgia and any appellate court from any thereof in any action or proceeding by the Agent or any Lender in respect of, but only in respect of, any claims or causes of action arising out of or relating to this Agreement, the Notes, or the other Operative Documents (such claims and causes of action, collectively, being "Permitted Claims"), and
                                                        ----------------
the Company hereby irrevocably agrees that all Permitted Claims may be heard and
determined in such Georgia State court or in such Federal court.   The Company
hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding in any aforementioned court in respect of Permitted Claims. Service of process may be made by delivering a copy of such process to the Company by courier and by certified mail (return receipt requested), fees and postage prepaid at the Company's address specified pursuant to Section 11.02. The Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          Section 11.15  Interest; LI Yield.  It is the intention of the parties
                         ------------------
hereto that each Lender and the Lessor shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender or the Lessor under laws applicable to it (including the laws of the United States of America and the State of Georgia or any other jurisdiction whose laws may be mandatorily applicable to such Lender or the Lessor notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in the Notes, this Agreement or in any other Operative Document or any other agreement entered into in connection with or as security for the Notes or the Lessor Investment, it is agreed as follows: (i) the aggregate of all consideration (whether interest on the Loans or LI Yield) which constitutes interest under law applicable to any Lender or the Lessor that is contracted for, taken, reserved, charged or received by such Lender or the Lessor under the Notes, the Lessor Investment, this Agreement or under any of the other aforesaid Operative Documents or other agreements or otherwise in connection with the Notes or the Lessor Investment shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be cancelled automatically and if theretofore paid shall be credited by such Lender or the Lessor on the principal or face amount of the Notes or the unrecovered Lessor Investment (or, to the extent that the principal or face amount of the Notes or the unrecovered Lessor Investment shall have been or would thereby be paid in full, refunded by such holder thereof); and (ii) in the event that the maturity of the Notes is accelerated or the Lessor Investment called by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any holder thereof may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be cancelled automatically by such holder thereof as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal or face amount of the Notes, or the unrecovered Lessor Investment, as the case may be (or, to the extent that the principal or face amount of the Notes or the unrecovered Lessor Investment shall have been or would thereby be paid in full, refunded by the holder thereof). All sums paid or agreed to be paid to any Lender or the Lessor for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Lender or the Lessor, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Loans evidenced by the Notes or Lessor Investment until payment in full so that the rate or amount of interest on account of any Loans or LI Yield hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest or yield payable to any Lender or LI Yield payable to the Lessor on any date shall be computed at the Highest Lawful Rate applicable to such Lender or Lessor pursuant to this Section 11.15 and (ii) in respect of any subsequent interest or yield computation period the amount of interest or yield otherwise payable to such Lender or LI Yield payable to the Lessor would be less than the amount of interest or yield payable to such Lender or Lessor computed at the Highest Lawful Rate applicable to such Lender or Lessor, then the amount of interest or yield payable to such Lender or Lessor in respect of such subsequent interest or yield computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender or Lessor until the total amount of interest or yield payable to such Lender or Lessor shall equal the total amount of interest or yield which would have been payable to such Lender or Lessor if the total amount of interest or yield had been computed without giving effect to this Section.

To the extent that Article 5069-1.04 of the Texas Revised Civil Statutes is relevant to any Lender or Lessor for the purpose of determining the Highest Lawful Rate, each such Lender or Lessor hereby elects to determine the applicable rate ceiling under such Article by the indicated (weekly) rate ceiling from time to time in effect.

          Section 11.16  Characterization.
                         ----------------

          (a) In order to protect the rights and remedies of the Lessor, the Agent and the Lenders for the purposes of Federal, state and local income and ad valorem taxes and Title 11 of the United States Code (or any other applicable Federal, state or local insolvency, reorganization, moratorium, fraudulent conveyance or similar law now or hereafter in effect), the parties hereto intend that (i) the Lease be treated as the repayment and security provisions of a loan by the Lessor to the Company in the amount of the Facility Cost, (ii) all payments of Basic Rent, Interim Special Rent, Supplemental Rent, the Final Rent Payment or the Completion Costs Payment, as applicable, the Termination Value and the Purchase Price be treated as payments of principal, interest and other amounts owing with respect to such loan and (iii) the Company be treated as entitled to all benefits of ownership of the Facility or any part thereof. In addition, the parties acknowledge that after payment in full of the Notes, the interest and yield accrued thereon and any other obligations of the Company under the Operative Documents, any remaining proceeds of the Facility shall be distributed to the Company.

          (b) The Company agrees that neither it nor any of its Affiliates (whether or not consolidated or combined returns are filed for any such Affiliate and the Company for federal, state or local income tax purposes) will at any time take any action, directly or indirectly, or file any return or other document inconsistent with the intended income tax treatment set forth in the preceding sentence, and the Company agrees that the Company and any such Affiliates will file such returns, maintain such records, take such action and execute such documents (as reasonably requested by the Lessor, the Agent or the Lenders from time to time) as may be appropriate to facilitate the realization of such intended income tax treatment. Each of the Lessor, the Agent and the Lenders agrees that neither it nor any affiliate (whether or not consolidated or combined returns are filed for such affiliate and the Lessor, the Agent or any Lender, as the case may be, for federal, state or local income tax purposes) will at any time take any action, directly or indirectly, or file any return or other document claiming, or asserting that it is entitled to, the income tax benefits, deductions and/or credits which, pursuant to the intended income tax treatment set forth herein, would otherwise be claimed or claimable by the Company, and that it and any such affiliates will file such returns, maintain such records, take such actions, and execute such documents (as reasonably requested by the Company from time to time) as may be appropriate to facilitate the realization of, and as shall be consistent with, such intended income tax treatment, and if any such filing, maintenance, action or execution requested by the Company would result in any additional income tax liability payable by it or any affiliate, or could reasonably be expected to result in liability payable by it or any affiliate, unrelated to the intended income tax treatment set forth herein, then the Company will provide an indemnity against such unrelated income tax liability satisfactory to the Lessor, the Agent or any Lender, as the case may be, in its sole opinion.

          (c) The Company acknowledges that neither any Lender, the Agent, the Lessor or any Affiliate of any thereof is making any representation, nor is it required to make any disclosure, now or in the future, with respect to the parties' tax or accounting treatment of the Facility or the financing thereof, nor is any Lender, the Agent, the Lessor or any Affiliate or any thereof responsible, nor will it be responsible in the future, for tax and accounting advice with respect to the Facility or the financing thereof, and the Company has had or will have the benefit of the advice of its own independent tax and accounting advisors with respect to such matters.

          Section 11.17  Compliance.  Neither the Lessor, the Agent nor any
                         ----------
Lender has any responsibility for compliance by the Facility or the Company with any Governmental Requirement or other matters. The Company expressly assumes such responsibilities and shall indemnify and hold harmless the Lessor, the Agent and the Lenders with respect thereto in the manner provided in the Lease.

          Section 11.18  Facility.  Upon payment by the Company of the Purchase
                         --------
Price in connection with its purchase of all of the Facility in accordance with the Lease or the Agency Agreement, or the repayment in full of all amounts then due and owing by the Company under the Operative Documents, and promptly upon the request of the Company, the Lessor will convey the Facility to the Company or its designee free and clear of any Lien or other adverse interest of any kind created by the Lessor or any Person claiming by, through or under the Lessor, including, without limitation, the Agent and the Lenders (except as consented to by the Company).

          Section 11.19  The Lessor.  Except for liability for its own
                         ----------
representations and warranties in Section 7.02 hereof, and for its own gross negligence and willful misconduct and as otherwise expressly provided in any of the Operative Documents, the Company, the Agent and the Lenders hereby agree that nothing contained herein or in the other Operative Documents shall be construed to create any liability of the Lessor, individually, to perform any obligation of the Lessor contained herein or in the other Operative Documents. The Company, the Agent and the Lenders hereby expressly waive all liability on the part of the Lessor except as provided in the preceding sentence and agree that the Lessor shall under no circumstances be personally liable for the payment of the Notes, or any other obligations of the Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Lessor under this Agreement or the other Operative Documents except as provided above. The Lessor agrees that all payments to be made to the Agent or the Lessor under any of the Operative Documents which originate from the Company shall be made directly by the Company to the Agent and all fundings to be made to the Lessor hereunder shall be made directly to the Company.

          Section 11.20  Lenders.  No recourse under any obligation, covenant or
                         -------
agreement of any Lender contained in this Agreement, any Operative Document or any agreement or document executed in connection herewith or therewith or the transactions contemplated hereby or thereby shall be had against any shareholder, employee, officer, director, affiliate or incorporator of the Lenders. The obligations, covenants and agreements of the Lenders under any of the foregoing agreements and documents are solely the corporate obligations of the Lenders, and the other parties hereto agree to look solely to the Lenders for payment of all obligations, including, without limitation, any fees or other amounts due hereunder or thereunder, and claims arising out of or relating to any of the foregoing agreements and documents. The provisions of this Section shall survive the termination of this Agreement.

     The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


The Company:             SCIENTIFIC-ATLANTA, INC.


                         By: /s/ H. A. WAGNER
                            ----------------------------------------------------
                              Name: Harvey A. Wagner
                              Title: Senior Vice President-Finance,
                                      Chief Financial Officer & Treasurer

                         Principal Place of Business:

                         One Technology Parkway, South,
                         ------------------------------
                         Norcross, Georgia 30092-2967
                         ------------------------------

                         Chief Executive Offices:

                         One Technology Parkway, South,
                         ------------------------------
                         Norcross, Georgia 30092-2967
                         ------------------------------

Lessor:                  WACHOVIA CAPITAL MARKETS, INC.


                         By:  /s/ Joseph J. Thomas
                            ----------------------------------------------------
                              Name:  Joseph J. Thomas
                              Title: Senior Vice President

                         Applicable Funding Office for Lessor
                         Investments:

                         191 Peachtree Street, N.E.
                         Atlanta, Georgia  30303



Agent:                   WACHOVIA BANK, N.A., as Agent


                         By: /s/ Karen H. McClain
                            ----------------------------------------------------

                            EXHIBITS AND SCHEDULES

                          TO THIS AGREEMENT ARE NOT

                        FILED WITH THIS EXHIBIT 10(s),

                        BUT ARE AVAILABLE UPON REQUEST.